EXECUTION COPY





           PENTAIR, INC.


      NOTE PURCHASE AGREEMENT

    Dated as of January 24, 1997

6.99% Senior Notes, Series A, Due
2007,

6.79% Senior Notes, Series B, Due
2004

                and

6.74% Senior Notes, Series C, Due
2004


         TABLE OF CONTENTS

   (Not a part of the Agreement)

Section        Heading         Page

SECTION 1.     Description of Notes
     and Commitment. . . . . . . .1
     1.1  Description of Notes . .1
     1.2  Commitment; Date of Issue2
     1.3  Use of Proceeds. . . . .3

SECTION 2.     Prepayment and
     Repayment of the Notes. . . .3
     2.1  Repayment. . . . . . . .3
     2.2  Optional Prepayments . .3
     2.3  Notice of Prepayment . .3
     2.4  Direct Payment . . . . .3
     2.5  Surrender of Notes Upon
          Prepayment or Repayment.4

SECTION 3.     Representations and
     Warranties
               of the Company. . .4
     3.1  Corporate Organization
          and Authority. . . . . .4
     3.2  Subsidiaries . . . . . .4
     3.3  Financial Statements . .5
     3.4  Disclosure . . . . . . .5
     3.5  Pending Litigation . . .6
     3.6  Sale is Legal and
          Authorized . . . . . . .6
     3.7  No Defaults. . . . . . .6
     3.8  Governmental Consent . .7
     3.9  Taxes. . . . . . . . . .7
     3.10 Use of Proceeds. . . . .7
     3.11 Private Offering . . . .7
     3.12 Compliance with ERISA. .8
     3.13 Investment Company Act .8
     3.14 Compliance with Law. . .8
     3.15 Broker's Fees. . . . . .8

SECTION 4.     Representations and
     Warranties
               of the Purchasers .8

SECTION 5.     Closing Conditions.9
     5.1  Closing Certificate. . .9
     5.2  Legal Opinions . . . . .9
     5.3  Satisfactory Proceedings10
     5.4  Waiver of Conditions . 11

SECTION 6.     Company Covenants 11
     6.1  Corporate Existence and
          Status . . . . . . . . 11
     6.2  Maintenance, Etc . . . 11
     6.3  Insurance. . . . . . . 11
     6.4  Reports and Rights of
          Inspection . . . . . . 12
          (a)  Quarterly Statements12
          (b)  Annual Statements 12
          (c)  SEC Filings and
               Reports to
               Shareholders. . . 13
          (d)  Officer's
               Certificates. . . 13
          (e)  Audit Reports . . 13
          (f)  Other Reports . . 13
          (g)  Requested
               Information . . . 14
     6.5  Notice of Default or
          Event of Default . . . 14
     6.6  Net Worth. . . . . . . 15
     6.7  Investments. . . . . . 15
     6.8  Limitation on Liens. . 16
     6.9  Mergers, Consolidations
          and Sales of Assets. . 18
     6.10 Indebtedness . . . . . 19
     6.11 Transactions with
          Affiliates . . . . . . 19
     6.12 Repurchase of Notes. . 20
     6.13 Regulations U and X. . 20
     6.14 Compliance with Laws . 20
     6.15 Environmental Laws . . 20
     6.16 ERISA Matters. . . . . 20

SECTION 7.     Events of Default and
     Remedies Therefor . . . . . 21
     7.1  Events of Default. . . 21
     7.2  Acceleration of
          Maturities . . . . . . 22

SECTION 8.     Interpretation of
     Agreement; Definitions. . . 23
     8.1  Accounting Principles. 23
     8.2  Directly or Indirectly 23
     8.3  Definitions. . . . . . 23

SECTION 9.     Miscellaneous . . 30
     9.1  Registered Notes; Several
          Obligations
          of Purchasers. . . . . 30
     9.2  Transfer and Exchanges of
          Notes. . . . . . . . . 30
     9.3  Loss, Theft, Etc, of
          Notes. . . . . . . . . 31
     9.4  Expense; Stamp Tax
          Indemnity. . . . . . . 31
     9.5  Amendments, Waivers and
          Consents . . . . . . . 32
     9.6  Powers and Rights Not
          Waived;
          Remedies Cumulative. . 33
     9.7  Notices. . . . . . . . 33
     9.8  Successors and Assigns 33
     9.9  Survival of Covenants and
          Representations. . . . 33
     9.10 Severability . . . . . 34
     9.11 Governing Law. . . . . 34
     9.12 Counterparts . . . . . 34
     9.13 Captions . . . . . . . 34



Attachments to Note Purchase
Agreement:

Schedule I-Name of Purchasers

Schedule 3.2-Subsidiaries, etc.

Schedule 3.3-Financial Statement
Matters

Schedule 3.5-Pending Litigation

Exhibit A
-Form of Senior Notes

Exhibit B
-Form of Closing Certificate of
Pentair, Inc.

Exhibit C-1
-Form of Opinion of Henson & Efron,
P.A., Counsel to Pentair, Inc.

Exhibit C-2
-Form of Opinion of Winston &
Strawn, Special Counsel to the
Purchasers


           Pentair, Inc.
      1500 County Road B2 West
     St. Paul, Minnesota 55113


      NOTE PURCHASE AGREEMENT

 6.99% Senior Notes, Series A, Due
2007
 6.79% Senior Notes, Series B, Due
2004
 6.74% Senior Notes, Series C, Due
2004



To the Purchasers named
in Schedule I which are
signatories to this Note
Purchase Agreement

Dated as of January 24, 1997

Ladies and Gentlemen:

The undersigned, Pentair, Inc., a
Minnesota corporation (the
"Company"), hereby agrees with the
Purchasers as follows:


SECTION 1.     Description of Notes
and Commitment.

          1.1  Description of Notes.
Pentair will authorize the issuance
and sale of (a) $35,000,000
aggregate principal amount of its
6.99% Senior Notes, Series A
(Private Placement No.: 709631 D*3)
(the "Series A Notes"), (b)
$5,000,000 aggregate principal
amount of its 6.79% Senior Notes,
Series B (Private Placement No.:
709631D@1) (the "Series B Notes")
and (c) $10,000,000 aggregate
principal amount of its 6.74% Senior
Notes, Series C (Private Placement
No.: 709631E*2) (the "Series C
Notes"), to be dated the date of
issue (the "Date of Issue"), May 1,
1997 in the case of each of the
Series A Notes and the Series B
Notes and February 5, 1997 in the
case of the Series C Notes, to bear
interest from such date at the rate
of 6.99% per annum in the case of
Series A Notes, 6.79% per annum in
the case of Series B Notes and 6.74%
per annum in the case of Series C
Notes, each payable semiannually in
arrears on the first day of each May
and November in each year commencing
May 1, 1997 in the case of the
Series C Notes, and commencing
November 1, 1997 in the case of each
of the Series A Notes and Series B
Notes and at maturity to and to bear
interest on overdue principal
(including any overdue optional
prepayment of principal) and
premium, if any, and (to the extent
legally enforceable) on any overdue
installment of interest at the rate
of 8.99% per annum in the case of
the Series A Notes, 8.79% per annum
in the case of the Series B Notes
and 8.74% per annum in the case of
the Series C Notes, in each case
after the maturity of such amount,
whether by acceleration or
otherwise, until paid, to be
expressed to mature on the date
which is ten years from the Date of
Issue with respect to the Series A
Notes (the "Series A Maturity Date")
and seven years from the Date of
Issue with respect to each of the
Series B Notes and the Series C
Notes (the "Series B Maturity Date"
and the "Series C Maturity Date")
and to be substantially in the form
of Exhibit A.  Interest on the Notes
shall be computed on the basis of a
360-day year of twelve 30-day
months.  The Notes are subject to
repayment as set forth in Section
2.1.  The Notes are not subject to
prepayment or redemption at the
option of the Company prior to their
expressed Maturity Date except on
the terms and conditions and at the
prices set forth in Section 2.2.
Capitalized terms used in this Note
Purchase Agreement shall have the
meanings given to them in Section 8.
The term "Notes" as used herein
shall collectively mean all of the
Series A Notes, all of the Series B
Notes and all of the Series C Notes
and shall include Notes delivered in
replacement, substitution or
exchange therefor and the term
"Note" shall mean any of the Notes
individually.  The term "Purchasers"
as used herein shall collectively
mean the holders of the Notes at any
time (whether by original purchase
from the Company or as a transferee
from a prior Purchaser).  References
herein to an "Exhibit" are to one of
the exhibits attached to this
Agreement, references to a
"Schedule" are to one of the
schedules attached to this Agreement
and references to a "Section" are,
unless otherwise specified, to one
of the sections of this Agreement.

          1.2  Commitment; Date of
Issue. (a) Subject to the terms and
conditions hereof and on the basis
of the representations and
warranties hereinafter set forth,
the Company agrees to issue and sell
to the Purchasers, and the
Purchasers agree to purchase from
the Company on the applicable Date
of Issue, the Notes of the Company
in the aggregate principal amount
set forth opposite their respective
names on Schedule I attached hereto
at a price of 100% of the principal
amount thereof.

               (b)  Delivery of the
Notes will be made at the offices of
Winston & Strawn, 35 West Wacker
Drive, Chicago, Illinois 60601,
against payment therefor in Federal
or other funds current and
immediately available for credit to
the Company's account at First Bank
National Association, Acct. No.
180120-790829 (ABA wire transfer
routing number 091000022), marked to
the attention of Karen Johnson, in
the amount of the purchase price at
10:00 a.m., Chicago time, on the
applicable Date of Issue.  The Notes
delivered to each Purchaser on the
applicable Date of Issue will be
delivered to such Purchaser in the
form of a single Note for the
Series A Note, the Series B Note and
the Series C Note, in each case for
the full amount specified on
Schedule I attached hereto,
registered in such Purchaser's name
or in the name of such nominee as
such Purchaser may specify and in
substantially the form of Exhibit A
attached hereto.

          1.3  Use of Proceeds.  The
proceeds from the sale of the Notes
will be used to refinance existing
indebtedness of the Company and for
general corporate purposes.

SECTION 2.     Prepayment and
Repayment of the Notes.

          2.1  Repayment.  The
Company shall repay the entire
aggregate principal amount of each
Note then outstanding on the
applicable Maturity Date for such
Note.

          2.2  Optional Prepayments.
  Upon compliance with Section 2.3,
the Company shall have the privilege
at any time and from time to time
after the applicable Date of Issue
of prepaying any Series of Notes,
pro rata to each Purchaser of the
then outstanding Notes in such
Series, either in whole or in part
(but if in part, then in an amount
of at least $100,000 and in integral
multiples of $10,000 in excess
thereof) by prepayment of the
principal amount of the Notes, or
portion thereof to be prepaid, and
accrued interest thereon to the date
of such prepayment, together with an
amount equal to the Make-Whole
Premium, determined not more than
five days prior to the date of such
prepayment; provided, however, that
after any amendment or waiver has
become effective pursuant to Section
9.5, all prepayments of the Notes
must be made on a pro rata basis for
either (a) all outstanding Notes or
(b) all outstanding Notes in each
Series of Notes held by any
Purchaser which did not consent to
such amendment or waiver.

          2.3  Notice of Prepayment.
The Company shall give written
notice of any prepayment of the
Notes to the Purchasers not less
than 30 days nor more than 60 days
before the date fixed for such
optional prepayment specifying (a)
such date, (b) the principal amount
of the Notes to be prepaid on such
date, (c) the estimated Make-Whole
Premium, if any, and (d) accrued
interest applicable to the
prepayment.  Notice of prepayment
having been so given, the aggregate
principal amount of the Note
specified in such notice, together
with the actual Make-Whole Premium,
if any, and accrued interest thereon
shall become due and payable on the
prepayment date.

          2.4  Direct Payment.
Notwithstanding anything to the
contrary in this Agreement or the
Notes, the Company will pay when due
the principal on the Notes, the
Make-Whole Premium, if any, and
interest thereon, without any
presentment thereof directly to the
Purchaser thereof (or any nominee
specified by a Purchaser) or any
subsequent registered holder of any
Notes at the address of such
Purchaser set forth on Schedule I
attached hereto or at such other
address as such Purchaser or such
holder may from time to time
designate in writing to the Company
or, if a bank account is designated
for such Purchaser or such holder on
Schedule I attached hereto or in any
written notice to the Company from
such Purchaser or any such holder,
the Company will make such payments
in immediately available funds to
such bank account, marked for
attention as indicated, or in such
other manner or to such other
account of such Purchaser or such
holder in any bank in the United
States as the Purchaser or any such
holder may from time to time direct
in writing.  Each Purchaser agrees
that in the event it shall sell or
transfer any such Notes (i) it will,
prior to the delivery of such Notes
(unless it has already done so),
make a notation thereon of all
principal, if any, prepaid on such
Notes and will also note thereon the
date to which interest has been paid
on such Notes, and (ii) it will
promptly notify the Company of the
name and address of the transferee
of any Notes so transferred.

          2.5  Surrender of Notes
Upon Prepayment or Repayment.  On
any partial prepayment of the Notes,
the Purchaser thereof shall, at the
option of such Purchaser, (a)
surrender such original Note or
Notes to the Company in exchange for
a new Note or Notes in a principal
amount equal to the principal amount
remaining unpaid on the surrendered
Note or Notes or (b) make a notation
on such original Note or Notes of
the portion of the principal so
prepaid.  In case the entire
principal amount of the Note or
Notes is prepaid, or repaid at
maturity, together with all accrued
interest thereon, and any Make-Whole
Premium due with respect thereto,
the Note or Notes shall be
surrendered to the Company for
cancellation and shall not be
reissued.

SECTION 3.     Representations and
Warranties of the Company.

          The Company hereby
represents and warrants to each
Purchaser as follows:

          3.1  Corporate
Organization and Authority.  The
Company is duly organized, validly
existing and in good standing under
the laws of the State of Minnesota.
As of each respective date on which
these representations and warranties
are made by the Company, each
Subsidiary of the Company at the
time is a corporation duly
organized, validly existing and in
good standing under the laws of the
jurisdiction in which it is
incorporated.  The Company and each
of its Subsidiaries has full
corporate power and authority to own
or hold under lease the properties
and assets it purports to own or
hold under lease and to carry on its
business as now being conducted.  As
of each respective date on which
these representations and warranties
are made by the Company, the Company
and each of its Subsidiaries is at
the time duly qualified or licensed
as a foreign corporation and is in
good standing in each jurisdiction
wherein the nature of the business
transacted by it makes such
qualification or licensing
necessary, except where failure so
to qualify will not have a material
adverse effect on the properties,
business, operations or condition
(financial or otherwise) of the
Company and its Subsidiaries taken
as a whole.

          3.2  Subsidiaries.  As of
each respective date on which these
representations and warranties are
made by the Company, Schedule 3.2
attached hereto states (or will have
been amended by the Company to
state) (1) the name of each of the
Company's Subsidiaries at the time,
its jurisdiction of incorporation
and the percentage of its voting
capital stock owned by the Company
and/or its Subsidiaries and whether
such Subsidiary constitutes a
Restricted Subsidiary and (2) the
name of each of the Company's
corporate or joint venture
affiliates (other than Subsidiaries)
at the time, and the nature of the
affiliation.  The Company and each
Subsidiary has good and marketable
title to all of the shares it
purports to own of the stock of each
Subsidiary, free and clear in each
case of any material lien.  All such
shares have been duly issued and are
fully paid and non-assessable.

          3.3  Financial Statements.
(a) The consolidated balance sheet
of the Company and its consolidated
subsidiaries as of December 31, 1995
and the related consolidated
statements of income and cash flows
for the fiscal year then ended,
reported on by Deloitte & Touche
(without qualification) and set
forth in the Company's annual report
for the year then ended as filed
with the Securities and Exchange
Commission ("SEC") on Form 10-K, a
copy of which has been provided to
each Purchaser, fairly presents, in
conformity with generally accepted
accounting principles, the
consolidated financial position of
the Company and its consolidated
Subsidiaries as of such date and the
consolidated results of their
operations and cash flows for such
period.

               (b)  Except as set
forth on Schedule 3.3 attached
hereto, since September 30, 1996
there has been no change in the
properties, business, operations or
condition (financial or otherwise)
of the Company and its Subsidiaries
taken as a whole as shown on the
consolidated balance sheet as of
such date except changes in the
ordinary course of business, none of
which individually or in the
aggregate has been materially
adverse to the properties, business,
operations or condition (financial
or otherwise) of the Company and its
Subsidiaries taken as a whole.

          3.4  Disclosure.  The
Company's (i) annual report for the
year ended December 31, 1995 as
filed on Form 10-K, including the
financial statements referred to in
Section 3.3(a), (ii) quarterly
reports as filed on Form 10-Q for
the quarters ending March 31, 1996,
June 30, 1996 and September 30,1996,
including the financial statements
referred to in Section 3.3(b), and
(iii) any current report filed on
Form 8-K since December 31, 1995
have been or shall be provided to
each Purchaser upon filing with the
SEC, have been or shall have been
prepared in accordance with the
rules and regulations of the SEC
and, as of the filing date thereof
and as of the initial Date of Issue,
neither any of such reports nor this
Agreement contains or will contain
any untrue statement of a material
fact or omit to state a material
fact necessary to make the
statements contained therein or
herein not misleading.  There is no
fact peculiar to the Company or its
Subsidiaries which the Company has
not disclosed to the Purchasers in
writing which materially adversely
affects nor, so far as the Company
can now foresee, will materially
adversely affect, the properties,
business, operations or condition
(financial or otherwise) of the
Company and its Subsidiaries taken
as a whole.

          3.5  Pending Litigation.
Except as set forth on Schedule 3.5
attached hereto and as otherwise
referred to in Section 3.16(c),
there are no proceedings pending or,
to the knowledge of the Company,
threatened against the Company or
any of its Subsidiaries before any
governmental authority or
arbitration board or tribunal which
would materially and adversely
affect the properties, business,
operations or condition (financial
or otherwise) of the Company and its
Subsidiaries taken as a whole.  The
Responsible Officer of the Company
executing this Agreement and any
certificate with respect to this
Section 3.5 is not aware (after due
inquiry) of any default by the
Company or any of its Subsidiaries
with respect to any order of any
court or governmental authority or
arbitration board or tribunal.

          3.6  Sale is Legal and
Authorized. (a)  The sale of the
Notes and compliance by the Company
with all of the provisions of this
Agreement and the Notes:

               (i)  are within the
     corporate powers of the Company
     and have been duly authorized
     by proper corporate action on
     the part of the Company; and

               (ii) will not violate
     any provisions of any law or
     any order of any court or
     governmental authority or
     agency and will not conflict
     with or result in any breach of
     any of the terms, conditions or
     provisions of, or constitute a
     default under, the articles of
     incorporation or by-laws of the
     Company or any indenture or
     other agreement or instrument
     to which the Company or any of
     its Subsidiaries is a party or
     by which any of them may be
     bound or result in the
     imposition of any liens or
     encumbrances on any property of
     the Company.

               (b)  The officers of
the Company executing and delivering
this Agreement and any Note issued
pursuant hereto on behalf of the
Company have been duly authorized to
do so, and this Agreement, any Note
and any other agreements delivered
pursuant hereto, when executed, are
and will be legal, valid and binding
obligations of the Company in every
respect, enforceable against the
Company in accordance with their
respective terms except as
enforceability may be limited by
bankruptcy, reorganization,
moratorium or other similar laws
affecting creditors' rights
generally and by general equitable
principles.

          3.7  No Defaults.  No
Default or Event of Default has
occurred and is continuing.  Neither
the Company nor any of its
Subsidiaries is in default in the
payment of principal or interest on
indebtedness in excess of $5,000,000
in the aggregate and is not in
default under any instrument or
instruments or agreements under and
subject to which any such
indebtedness for or in respect of
borrowed money has been issued and
no waiver of any default under any
such instrument is in effect and no
event has occurred and is continuing
under the provisions of any such
instrument or agreement which with
the lapse of time or the giving of
notice, or both, would constitute an
event of default thereunder.

          3.8  Governmental Consent.
Other than as previously obtained,
no registration with nor any
approval, consent or withholding of
objection on the part of any
regulatory body, state, federal or
local, is necessary in connection
with the execution and delivery by
the Company of this Agreement or the
Notes or compliance by the Company
with any of the provisions of this
Agreement or the Notes.

          3.9  Taxes.  All federal,
state and other tax returns of the
Company and its Subsidiaries
required by law to be filed have
been duly filed or appropriately
extended.  All taxes shown on such
returns and assessments received by
the Company and its Subsidiaries
have been paid to the extent that
such taxes have become due, other
than taxes and assessments the
applicability, validity or amount of
which is being contested in good
faith by appropriate proceedings or
actions and as to which reserves
have been set up on the books of the
Company and its Subsidiaries to the
extent required by generally
accepted accounting principles.  Any
tax obligations of the Company or
any of its Subsidiaries in excess of
the provisions and reserves on the
books of the Company and its
Subsidiaries in respect of federal,
state or other income taxes for the
years for which such returns have
not been closed (which reserves are,
in the judgment of the Company,
adequate) will not have a material
adverse effect on the properties,
business, operations or condition
(financial or otherwise) of the
Company and its Subsidiaries taken
as a whole.

          3.10 Use of Proceeds.
None of the transactions
contemplated in this Agreement
(including, without limitation, the
use of proceeds from the issuance of
the Notes) will violate or result in
a violation of Section 7 of the
Securities Exchange Act of 1934, as
amended, or any regulation issued
pursuant thereto, including, without
limitation, Regulations G, T and X
of the Board of Governors of the
Federal Reserve System, 12 C.F.R.,
Chapter II.  None of the proceeds
from the sale of the Notes will be
used to purchase, or to refinance
any borrowing the proceeds of which
were used to purchase, any "margin
stock" within the meaning of such
Regulation G.

          3.11 Private Offering.
Neither the Company, directly or
indirectly, nor to the knowledge of
the Company any agent on its behalf,
has offered or will offer the Notes
or any similar Security or has
solicited an offer to acquire the
Notes or any similar security from
or has otherwise approached or
negotiated or will approach or
negotiate in respect of the Notes or
any similar security with any Person
other than the Purchasers and not
more than thirty-five Institutional
Investors.  Neither the Company,
directly or indirectly, nor to the
knowledge of the Company any agent
on its behalf, has offered or will
offer the Notes or any similar
security or has solicited or will
solicit an offer to acquire the
Notes or any similar security from
any Person so as to bring the
issuance and sale of the Notes
within the provisions of Section 5
of the Securities Act of 1933, as
amended.  As used herein, the term
"similar security" shall mean any
security containing terms and
conditions substantially equivalent
to those of the Notes, including,
without limitation, equivalent
maturities.

          3.12 Compliance with
ERISA.  The Company and each ERISA
Affiliate have fulfilled their
respective obligations under the
minimum funding standards of the
Employee Retirement Income Security
Act of 1974, as amended ("ERISA")
and the Code with respect to each
employee retirement benefit plan and
are in compliance in all material
respects with the presently
applicable provisions of ERISA and
the Code, and have not incurred any
liability under Title IV of ERISA to
the Pension Benefit Guaranty
Corporation other than premium
payments with respect to a plan.

          3.13 Investment Company
Act.  The Company is not and is not
directly or indirectly controlled
by, or acting on behalf of any
Person which is, an "investment
company" within the meaning of the
Investment Company Act of 1940, as
amended.

          3.14 Compliance with Law.
Neither the Company nor any of its
Subsidiaries (a) is in violation of
any law, ordinance, franchise,
governmental rule or regulation to
which it is subject or (b) has
failed to obtain any license,
permit, franchise or other
governmental authorization necessary
to the ownership of its property or
to the conduct of its business,
which violation or failure to obtain
would materially adversely affect
the properties, business, operations
or condition (financial or
otherwise) of the Company and its
Subsidiaries taken as a whole, or
the ability of the Company to
perform its obligations contained in
this Agreement or the Notes.

          3.15 Broker's Fees.
Except for First Chicago Capital
Markets, Inc., neither this
Agreement nor the sale of the Notes
or any other transaction
contemplated by this Agreement was
induced or procured through any
person, firm, corporation or other
entity acting on behalf of, or
representing the Company or any of
its Subsidiaries as broker, finder,
investment banker, financial advisor
or in any similar capacity.

SECTION 4.     Representations and
Warranties of the Purchasers.

          Each Purchaser represents,
and in entering into this Agreement
the Company understands, that (a)
such Purchaser is an Institutional
Investor and is acquiring the Notes
for the purpose of investment and
not with a view to the resale or
distribution thereof, and (b) such
Purchaser has no present intention
of selling, negotiating or otherwise
disposing of the Notes; provided
that the disposition of the Notes
shall at all times be and remain
within each Purchaser's control and
discretion and provided further that
each Purchaser agrees not to resell
or distribute the Notes except to an
Institutional Investor in a
transaction which is not in
violation of the Securities Act of
1933, as amended.  Each Purchaser
further represents and warrants that
either: (i) no part of the funds to
be used by such Purchaser to
purchase the Notes to be purchased
by it hereunder will constitute
assets allocated to any separate
account maintained by it; (ii) no
part of the funds to be used by it
to purchase the Notes will
constitute assets allocated to any
separate account maintained by it
such that the application of such
funds will constitute a prohibited
transaction under Section 406 of
ERISA; or (iii) all or a part of
such funds will constitute assets of
one or more separate accounts
maintained by it and it has
disclosed to the Company the names
of such employee benefit plans whose
assets in such separate account or
accounts exceed 5% of the total
assets or are expected to exceed 5%
of the total assets of such account
or accounts as of the date of such
purchase and the Company has advised
such Purchaser in writing that the
Company is not a party-in-interest
nor are the Notes employer
securities with respect to the
particular employee benefit plans
disclosed to the Company by such
Purchaser as aforesaid (for the
purpose of this clause (iii), all
employee benefit plans maintained by
the same employer or employee
organization being deemed to be a
single plan).  As used in this
Section, the terms "separate
account," "party-in-interest,"
"employer securities," and "employee
benefit plans" shall have the
respective meanings assigned to them
in ERISA.  Each additional or
subsequent Purchaser of any of the
Notes shall be deemed by virtue of
such purchase to have made the
representations set forth in this
Section 4  as of the date of such
purchase.

SECTION 5.     Closing Conditions.

          Each Purchaser's
obligation to purchase the Notes on
the applicable Date of Issue shall
be subject to the performance by the
Company of its agreements hereunder
which by the terms hereof are to be
performed at or prior to the time of
delivery of the Notes and to the
following further conditions
precedent:

          5.1  Closing Certificate.
Each Purchaser shall have received a
certificate dated the applicable
Date of Issue, signed by a
Responsible Officer of the Company
substantially in the form of Exhibit
B attached hereto, the truth and
accuracy of which shall be a
condition to such Purchaser's
obligation to purchase the Notes
proposed to be sold to such
Purchaser.

          5.2  Legal Opinions.
Concurrently with the delivery of
the Notes to the Purchasers on the
applicable Date of Issue, each
Purchaser shall have received from
each of Henson & Efron, P.A.,
counsel to the Company, and Winston
& Strawn, special counsel to the
Purchasers, its opinion dated as of
each Date of Issue, in form and
substance satisfactory to the
Purchasers and covering the matters
set forth in Exhibit C-1 and Exhibit
C-2, respectively, attached hereto.

          5.3  Satisfactory
Proceedings.  All proceedings taken
in connection with the transactions
contemplated by this Agreement and
all documents necessary to the
consummation hereof, shall be
satisfactory in form and substance
to the Purchasers and their special
counsel, and each Purchaser shall
have received a copy (executed or
certificated as may be appropriate)
of all legal documents or
proceedings taken in accordance with
the consummation of said
transactions and of such other
documents as the Purchasers or their
special counsel shall have
reasonably requested, including,
without limitation, the following:

               (a)  The articles of
     incorporation of the Company,
     certified as of a date not
     earlier than ten days prior to
     the initial Date of Issue by
     the Secretary of State of the
     State of Minnesota;

               (b)  The by-laws of
     the Company, certified as of
     the initial Date of Issue by
     the Secretary or an Assistant
     Secretary of the Company;

               (c)  Certificate as
     of a date not earlier than ten
     days prior to the applicable
     Date of Issue from the
     Secretary of State of the State
     of Minnesota as to the good
     standing of the Company in such
     jurisdiction;

               (d)  Incumbency
     certificate with respect to the
     officers of the Company
     executing this Agreement, any
     Note or any of the documents
     referred to in this Agreement;

               (e)  Copies of a
     resolution duly adopted by the
     Board of Directors of the
     Company approving the execution
     and delivery of all documents
     contemplated by this Agreement
     (including, without limitation,
     the Notes) to be executed and
     delivered by the Company, and
     certified by the Secretary or
     an Assistant Secretary of the
     Company as of the initial Date
     of Issue;

               (f)  A fully executed
     Note or Notes, as the case may
     be, substantially in the form
     of Exhibit A attached hereto,
     in an appropriate amount as
     specified in accordance with
     this Agreement;

               (g)  Good standing
     certificates dated as of recent
     dates in the respective
     jurisdictions of incorporation
     of the Company's principal
     operating Subsidiaries; and

               (h)  Such other
     documents as may be reasonably
     requested by the Purchasers or
     their special counsel.

          5.4  Waiver of Conditions.
If on the applicable Date of Issue
the Company fails to tender to the
Purchasers the Notes to be issued to
the Purchasers on such date or if
the conditions specified in this
Section 5 have not been fulfilled,
the Purchasers may thereupon elect
to be relieved of all further
obligations under this Agreement.
Without limiting the foregoing, if
the conditions specified in this
Section 5 have not been fulfilled,
the Purchasers may waive compliance
by the Company with any such
condition to such extent as the
Purchasers may in their sole
discretion determine.  Nothing in
this Section 5.4  shall operate to
relieve the Company of any of its
obligations hereunder or to waive
any of the Purchasers' rights
against the Company.

SECTION 6.     Company Covenants.

          The Company agrees that
until the principal of and interest
on all Notes, and all other payments
due hereunder, shall have been paid
in full, the Company will perform
and observe and will cause the
Restricted Subsidiaries to perform
and observe, all of the following
provisions:

          6.1  Corporate Existence
and Status.  Except as permitted in
Section 6.9 hereof, the Company
will, and will cause each Restricted
Subsidiary to, maintain and preserve
(i) its corporate existence and (ii)
all rights, privileges, licenses and
other authority necessary for the
conduct of its businesses except
where the failure to maintain,
preserve and keep such rights,
privileges, licenses and other
authority would not have a material
adverse effect on the properties,
business, operations or condition
(financial or otherwise) of the
Company and its Subsidiaries taken
as a whole.  The Company will, and
will cause each Restricted
Subsidiary to, continue to conduct
its business in an orderly manner
and without any material voluntary
interruption.

          6.2  Maintenance, Etc. The
Company will maintain, preserve and
keep, and will cause each Restricted
Subsidiary to maintain, preserve and
keep, its properties which are used
or useful in the conduct of its
business (whether owned in fee or a
leasehold interest) in good repair
and working order.

          6.3  Insurance.  The
Company will, and will cause each
Restricted Subsidiary to, (a)
maintain insurance to such extent
and against such hazards and
liabilities as is commonly
maintained by companies engaged in
similar businesses and (b) promptly
upon any Purchaser's written
request, furnish to such Purchaser
such information about the insurance
of the Company and its Restricted
Subsidiaries that such Purchaser may
from time to time reasonably
request, which information shall be
prepared in form and detail
reasonably satisfactory to such
Purchaser and certified as true and
correct by an officer of the
Company.

          6.4  Reports and Rights of
Inspection.  The Company will keep,
and will cause each Restricted
Subsidiary to keep, proper books of
record and account in which full and
correct entries will be made of all
material dealings or transactions of
or in reliance on the business and
affairs of the Company or such
Restricted Subsidiary, in accordance
with generally accepted principles
of accounting consistently applied
(except where the changes have been
concurred in by the Company's
independent public accountants and
noted in the Company's financial
statements).  The Company will
furnish to the Purchasers prior to
the initial Date of Issue and so
long thereafter as they are the
holders of any of the Notes:

               (a)  Quarterly
     Statements.  Within 60 days
     after the end of each quarterly
     fiscal period (except the last)
     of each fiscal year, one copy
     to each of the Purchasers of:

                    (1)  the
          unaudited consolidated
          balance sheet of the
          Company and its
          Subsidiaries as of the
          close of such quarter,
          and

                    (2)  unaudited
          consolidated statements
          of income and cash flows
          of the Company and its
          Subsidiaries for such
          quarterly period (and in
          the case of the second
          and third quarter), for
          the portion of the fiscal
          year ending with such
          quarter,

in each case setting forth in
comparative form the consolidated
figures from the corresponding
period or periods of the preceding
fiscal year, and certified as to
fairness of presentation in
conformity with generally accepted
accounting principles (except for
the absence of footnotes and subject
to normal year-end adjustments) by a
Senior Financial Officer of the
Company; provided, that delivery
within the time period specified in
this subsection (a) of copies of the
Company's quarterly report on Form
10-Q prepared in compliance with the
requirements therefor and filed with
the SEC shall be deemed to satisfy
the requirements of this Section
6.4(a).

               (b)  Annual
     Statements.  Within 105 days
     after the close of each fiscal
     year of the Company, duplicate
     copies to each of the
     Purchasers of:

                    (1)  the
          audited consolidated
          balance sheet of the
          Company and its
          Subsidiaries as of the
          close of such fiscal
          year, and

                    (2)  audited
          consolidated statements
          of income and cash flows
          of the Company and its
          Subsidiaries for such
          fiscal year,

in each case setting forth in
comparative form the consolidated
figures for the preceding fiscal
year, all in accordance with the
rules and regulations of the SEC,
reported on by the Company's
independent public accountants, who
shall be of recognized national
standing, as to fairness of
presentation in conformity with
generally accepted accounting
principles; provided, that delivery
within the time period specified in
this subsection (b) of copies of the
Company's annual report on Form 10-K
for such fiscal year (together with
the Company's annual report to
shareholders, if any prepared
pursuant to Rule 14a-3 under the
Exchange Act) prepared in compliance
with the requirements therefor and
filed with the SEC shall be deemed
to satisfy the requirements of this
Section 6.4(b).
               (c)  SEC Filings and
     Reports to Shareholders.
     Promptly upon their becoming
     available, the Company will
     deliver to each Purchaser a
     copy of (i) if deemed to be
     material by the Company,
     regular or periodic reports, if
     any, which the Company or any
     Subsidiary shall file with the
     SEC or any national securities
     exchange and (ii) all reports,
     proxy statements and financial
     statements delivered or sent by
     the Company or any Subsidiary
     to its shareholders (other than
     the Company or another
     Subsidiary).

               (d)  Officer's
     Certificates.  Within the
     periods provided in paragraphs
     (a) and (b) above, a
     certificate of a Senior
     Financial Officer of the
     Company stating that such
     officer has reviewed or caused
     to have reviewed the provisions
     of this Agreement and setting
     forth in reasonable detail
     whether there existed as of the
     date of such financial
     statements and whether there
     exists on the date of the
     certificate any Default or
     Event of Default and, if any
     such condition or event exists
     on the date of the certificate,
     specifying the nature and
     period of existence thereof and
     the action the Company and/or
     its Restricted Subsidiaries is
     taking and proposes to take
     with respect thereto;

               (e)  Audit Reports.
     If a Default or Event of
     Default shall have occurred and
     be continuing, promptly upon
     receipt thereof, one copy of
     each interim or special audit,
     if any, made by independent
     accountants of the books of the
     Company or any Restricted
     Subsidiary;

               (f)  Other Reports.
     If at any time the Company
     shall no longer be required to
     file periodic reports with the
     SEC, promptly upon their
     becoming available, copies of
     any material orders in any
     proceedings to which the
     Company or any of its
     Restricted Subsidiaries is a
     party, issued by any
     governmental agency, Federal or
     state, having jurisdiction over
     the Company or any of its
     Subsidiaries (an order being
     deemed to be material for
     purposes of this clause (f) if
     a violation thereof or a
     default thereunder would have a
     material adverse effect on the
     properties, business, profits
     or condition (financial or
     otherwise) of the Company and
     its Restricted Subsidiaries
     taken as a whole or would
     materially adversely affect the
     ability of the Company to
     perform its obligations under
     the Notes or this Agreement);
     and

               (g)  Requested
     Information.  With reasonable
     prompt-ness, such other
     publicly available data and
     information as any Purchaser
     may reasonably request;
     provided, however, that if at
     any time the Company shall no
     longer be required to file
     periodic reports with the SEC,
     with reasonable promptness,
     such other data and information
     as any Purchaser may reasonably
     request.

          The Company hereby
covenants and agrees that each
Purchaser, so long as it is the
holder of any of the Notes (or such
representatives as such Purchaser
may designate) may, upon reasonable
prior written notice to the Company,

            (i)     inspect
          the public financial
          statements of the Company
          and discuss the affairs
          of the business of the
          Company and its
          Subsidiaries with the
          management of the
          Company, and

                (ii)     if a
          Default or Event of
          Default shall have
          occurred and be
          continuing, the Company
          will permit each
          Purchaser, so long as it
          is the holder of any of
          the Notes (or such
          Persons as such Purchaser
          may designate), to visit
          and inspect any of the
          properties of the Company
          or any Subsidiary to
          examine all their books
          of account, records,
          reports and other papers,
          to make copies and
          extracts therefrom, and
          to discuss their
          respective affairs,
          finances and accounts
          with their respective
          officers, employees, and
          independent public
          accountants (and by this
          provision the Company
          authorizes said
          accountants to discuss
          with each Purchaser the
          finances and affairs of
          the Company and its
          Subsidiaries) all during
          regular business hours
          and as often as may be
          reasonably requested.
          The Company shall be
          required to pay or
          reimburse any Purchaser
          for expenses which such
          Purchaser may incur in
          connection with any such
          visitation or inspection
          under this subparagraph
          (ii).

          6.5  Notice of Default or
Event of Default.   Promptly after a
Senior Financial Officer of the
Company has become aware of the
existence of any condition or event
which constitutes a Default or an
Event of Default, but in no event
later than five days after such
officer has become aware of such
event or condition, the Company will
deliver to each Purchaser a written
notice specifying the nature and
period of existence thereof and what
action the Company is taking or
proposes to take with respect
thereto.

          6.6  Net Worth.  The
Company will not suffer nor will it
permit the Company and its
Restricted Subsidiaries consolidated
Net Worth at any time to fall below
Three Hundred Seventy-Five Million
Dollars ($375,000,000).

          6.7  Investments.  The
Company will not, and will not
permit any Restricted Subsidiary to,
make any investments in or loans,
advances or extensions of credit to,
any Person except:

               (a)  investments,
          loans and advances by the
          Company and its
          Restricted Subsidiaries
          in, to or for the benefit
          of Restricted
          Subsidiaries, including
          any investment in a
          business entity which,
          after giving effect to
          such investment, will
          become a Restricted
          Subsidiary;

               (b)  investments in
          commercial paper maturing
          in 270 days or less from
          the date of issuance
          which, at the time of
          acquisition by the
          Company or any Restricted
          Subsidiary, is accorded a
          rating of A2 by Standard
          & Poor's Corporation, P2
          by Moody's Investors
          Services, Inc. or a
          comparable rating by
          another nationally
          recognized credit rating
          agency of similar
          standing;

               (c)  investments in
          direct obligations of the
          United States of America,
          or any agency thereof,
          maturing in 12 months or
          less from the date of
          acquisition thereof;

               (d)  investments in
          certificates of deposit
          maturing within one year
          from the date of origin,
          issued by a bank or trust
          company organized under
          the laws of the United
          States or any state
          thereof, having capital,
          surplus and undivided
          profits aggregating at
          least $100,000,000;

               (e)  investments in
          obligations maturing in
          12 months or less from
          the date of acquisition
          thereof which, at the
          time of acquisition by
          the Company or any
          Restricted Subsidiary, is
          accorded the highest
          rating by Standard &
          Poor's Corporation or
          Moody's Investors
          Services, Inc. or a
          comparable rating by
          another nationally
          recognized credit rating
          agency of similar
          standing;

               (f)  loans or
          advances in the usual and
          ordinary course of
          business to officers,
          directors and employees
          for expenses (including
          moving expenses related
          to a transfer) incidental
          to carrying on the
          business of the Company
          or any Restricted
          Subsidiary;

               (g)  current assets
          arising in the ordinary
          course of business of the
          Company and its
          Restricted Subsidiaries
          (inclusive of all
          franchisee and customer
          receivables whether
          classified as current or
          long term on the balance
          sheet);

               (h)  property to be
          used in the ordinary
          course of business of the
          Company and its
          Restricted Subsidiaries;

               (i)  investments
          made pursuant to the
          Company's unqualified
          benefit plans;

               (j)  other
          investments, provided
          that the aggregate amount
          of such investments at
          any time outstanding does
          not exceed 10% of the
          Company and its
          Restricted Subsidiaries
          consolidated Net Worth;

               (k)  investment made
          in the ordinary course of
          business of the Company's
          captive insurance company
          (Penwald Inc.); and

               (l)  any other
          investments, loans and
          advances (in addition to
          those permitted by the
          foregoing provisions of
          this Section 6.7) but
          investments pursuant to
          this subsection (l) shall
          be deducted from the
          determination of Net
          Worth pursuant to Section
          6.6 and Indebtedness
          pursuant to Section 6.10.

For purposes of this Agreement, an
investment shall be valued at the
lesser of (i) cost or (ii) the value
at which such investment is shown on
the books of the Company and its
Restricted Subsidiaries in
accordance with GAAP.

          6.8  Limitation on Liens.
The Company will not, and will not
permit any Restricted Subsidiary to,
create or incur, or suffer to be
incurred or to exist, any mortgage,
pledge, security interest,
encumbrance, lien or charge of any
kind on its or their property or
assets, whether now owned or
hereafter acquired, or upon any
income or profits therefrom, or
transfer any property for the
purpose of subjecting the same to
the payment of obligations in
priority to the payment of its or
their general creditors, or acquire
or agree to acquire, or permit any
Restricted Subsidiary to acquire,
any property or assets upon
conditional sales agreements or
other title retention devices,
except:

               (a)  liens in
          existence on the date of
          the execution of this
          Agreement and in respect
          of any extension, renewal
          or replacement (or
          successive extensions,
          renewals or replacements)
          in whole or in part of
          any such lien; provided,
          however, that the
          principal amount of
          indebtedness so secured
          at the time of such
          extension, renewal or
          replacement shall be
          limited to all or a part
          of the property (plus, in
          the case of tangible
          property or assets,
          improvements and
          construction on such
          property or assets) which
          was subject to the lien
          so extended, renewed or
          replaced;

               (b)  liens, charges,
          encumbrances and priority
          claims incidental to the
          conduct of business or
          the ownership of
          properties and assets
          (including warehousemen's
          and attorneys' liens and
          statutory landlords'
          liens) and deposits,
          pledges or liens to
          secure the performance of
          bids, tenders or trade
          contracts, or to secure
          statutory obligations,
          surety or appeal bonds or
          other liens of like
          general nature incurred
          in the ordinary course of
          business and not in
          connection with the
          borrowing of money,
          provided in each case
          that (i) the obligation
          secured is not overdue
          or, if overdue, is being
          contested in good faith
          by appropriate actions or
          proceedings and (ii) the
          Company or such
          Restricted Subsidiary
          shall set aside on its
          books reserves deemed by
          it to be adequate with
          respect thereto;

               (c)  liens on and
          security interests in
          property (including
          capitalized leases),
          including those existing
          on such property at the
          time of acquisition
          thereof by the Company or
          any Restricted
          Subsidiary, which (i)
          existed at the time of
          the acquisition of such
          property by the Company
          or such Restricted
          Subsidiary or which
          secure indebtedness
          assumed or incurred by
          the Company or such
          Restricted Subsidiary in
          connection with the
          acquisition of such
          property, (ii) do not
          extend to any property of
          the Company or such
          Restricted Subsidiary
          other than that so
          acquired and (iii) at the
          time the indebtedness
          secured thereby is issued
          or incurred by the
          Company or such
          Restricted Subsidiary or,
          in the case of property
          acquired subject to an
          existing lien or security
          interest, at the time of
          such acquisition, the
          aggregate amount
          remaining unpaid on such
          indebtedness secured
          thereby (whether or not
          assumed by the Company or
          such Restricted
          Subsidiary) shall not
          exceed the acquisition
          price;

               (d)  liens for
          property taxes and
          assessments or
          governmental charges or
          levies and liens securing
          claims or demands of
          mechanics and
          materialmen, provided in
          each case that (i) the
          obligation secured is not
          overdue or, if overdue,
          is being contested in
          good faith by appropriate
          actions or proceedings
          and (ii) the Company or
          such Restricted
          Subsidiary shall set
          aside on its books
          reserves deemed by it to
          be adequate with respect
          thereto;

               (e)  liens of,
          securing or resulting
          from any judgment or
          award, the time for the
          appeal or petition for
          rehearing of which shall
          not have expired, or in
          respect of which the
          Company or a Restricted
          Subsidiary shall at any
          time in good faith be
          prosecuting an appeal or
          proceeding for a review
          and in respect of which a
          stay of execution pending
          such appeal or proceeding
          for review shall have
          been secured, provided
          that in each case the
          Company or such
          Restricted Subsidiary
          shall set aside on its
          books reserves deemed by
          it to be adequate with
          respect thereto;

               (f)  liens arising
          in connection with
          Receivables
          Securitization Programs;
          and

               (g)  any lien other
          than those permitted by
          clauses (a) through (f)
          above, provided that the
          aggregate amount of
          indebtedness secured by
          liens permitted by this
          clause (g) shall not at
          any time exceed 15% of
          the Company's Net Worth.

          6.9  Mergers,
Consolidations and Sales of Assets.
(a) Neither the Company nor any
Restricted Subsidiary will
consolidate with or be a party to a
merger with any other corporation,
provided, however, that:

                  (i)     any
          Restricted Subsidiary may
          merge or consolidate with
          or into the Company or
          any other Restricted
          Subsidiary so long as the
          Company or such other
          Restricted Subsidiary
          shall be the surviving or
          continuing corporation;
          and

               (ii)     any
          Restricted Subsidiary may
          merge or consolidate with
          any Person other than the
          Company or any other
          Restricted Subsidiary so
          long as the Company
          complies with the
          provisions of
          subparagraph (b) hereof
          with respect to any such
          transaction as if such
          transaction were
          undertaken in the form of
          a sale of assets; and

          (iii)     The
          Company may merge or
          consolidate with or into
          any other corporation if
          at the time of such
          merger or consolidation
          and after giving effect
          thereto no Default or
          Event of Default shall
          have occurred and be
          continuing and the
          Company shall be the
          surviving corporation or,
          if not, (x) the surviving
          corporation shall
          continue to be organized
          under the laws of one of
          the states of the United
          States of America and (y)
          the surviving corporation
          expressly agrees in
          writing to assume all
          liabilities under and to
          be bound by the Notes and
          this Agreement.

               (b)  Other than in
the ordinary course of their
businesses, the Company and its
Restricted Subsidiaries taken as a
whole will not, in any fiscal year,
sell, lease, transfer or otherwise
dispose of more than 20% of their
total assets (excluding sales of
receivables pursuant to a
Receivables Securitization Program);
provided, however, that the Company
and its Restricted Subsidiaries
taken as a whole may dispose of more
than 20% of their total assets if,
in connection with any such
disposal, the Company and its
Restricted Subsidiaries (including
any Restricted Subsidiary created
for the purpose of acquiring
operating assets) applies the
"Excess Proceeds" of the sale of the
assets within 12 months from the
date of such sale either to the
acquisition of operating assets of
the Company and its Restricted
Subsidiaries or to the retirement of
senior Indebtedness.

          6.10 Indebtedness.

               (a)  The Company will
     not incur additional Funded
     Indebtedness unless, after
     giving effect thereto and to
     the application of the proceeds
     thereof, total Funded
     Indebtedness does not exceed
     65% of Total Capitalization.

               (b)  The Company may
     incur Current Indebtedness
     without limitation provided,
     however, that during any twelve
     month period there shall have
     been a period of at least 30
     consecutive days during which
     the amount of the Company's
     Current Indebtedness, when
     added to outstanding Funded
     Indebtedness, equals a sum that
     is less than the maximum
     amounts of Funded Indebtedness
     permitted by the limitation set
     forth in the preceding
     paragraph.

               (c)  The Company will
     not permit Restricted
     Subsidiaries to incur or be
     liable for Indebtedness other
     than (i) Indebtedness
     outstanding as of the date of
     the execution of this
     Agreement; (ii) any
     Indebtedness of a Restricted
     Subsidiary outstanding at the
     date on which such Restricted
     subsidiary is acquired by the
     Company; (iii) Indebtedness
     incurred by a Restricted
     Subsidiary in a country other
     than the United States or
     Canada with respect to
     operations in such country;
     (iv) Indebtedness owed to the
     Company or another Restricted
     Subsidiary; and (v) other
     Indebtedness not permitted by
     the foregoing categories that
     does not, in the aggregate,
     exceed 15% of the Company and
     its Restricted Subsidiaries
     consolidated Net Worth.

          6.11 Transactions with
Affiliates.  The Company will not,
and will not permit any Restricted
Subsidiary to, enter into or be a
party to any transaction or
arrangement with any Affiliate
(including, without limitation, the
purchase from, sale to or exchange
of property with, or the rendering
of any service by or for, any
Affiliate), except upon terms no
less favorable to the company or
such Restricted Subsidiary than
would obtain in a comparable
arm's-length transaction with a
Person other than an Affiliate or
except as may be consistent with
past practice and as may be
advisable, in the reasonable
judgment of the Company, in
connection with the business of the
Company.

          6.12 Repurchase of Notes.
Neither the Company nor any
Restricted Subsidiary or Affiliate,
directly or indirectly, may
repurchase or make any offer to
repurchase any Notes unless the
offer has been made to repurchase
Notes, pro rata, from all holders of
the Notes at the same time and upon
the same terms.  In case the Company
or any Restricted Subsidiary or
Affiliate repurchases any Notes,
such Notes shall thereafter be
canceled and no Notes shall be
issued in substitution therefor.

          6.13 Regulations U and X.
The Company will not nor will it
permit any Subsidiary to take any
action that would result in any
non-compliance of the loans made
hereunder with Regulations U and X
of the Board of Governors of the
Federal Reserve System.

          6.14 Compliance with Laws.
The Company will substantially
comply with and will cause each
Subsidiary to substantially comply
with all statutes, laws, rules and
regulations applicable to the
Company or any Subsidiary (other
than statutes, laws, rules and
regulations the validity or
applicability of which is being
contested by the Company or any
Subsidiary, as the case may be, in
good faith by appropriate proceeds
diligently prosecuted) or any
statutes, laws, rules and
regulations which may be legally
imposed in the future in
jurisdictions in which the Company
or any Subsidiary may then be doing
business, except where failure to so
comply would not materially
adversely affect the properties,
business, operations or condition
(financial or otherwise) of the
Company and its Subsidiaries taken
as a whole or materially adversely
affect the Company's ability to
perform its obligations contained in
this Agreement or the Notes.

          6.15 Environmental Laws.
The Company shall, and shall cause
each of its Subsidiaries to, conduct
its operations in compliance with
all Environmental Laws, except for
such noncompliance which
individually or in the aggregate
would not be reasonably expected to
result in material liability to the
Company and its Subsidiaries taken
as a whole.

          6.16 ERISA Matters.
Promptly, and in any event within
five days after a Senior Financial
Officer becomes aware of any of the
following, the Company shall provide
each Purchaser a written notice
setting forth the nature thereof and
the action, if any, that the Company
or an ERISA Affiliate proposes to
take with respect thereto:

               (a)  with respect to
     any plan, any reportable event,
     as defined in section 4043(B)
     of ERISA and the regulations
     thereunder, for which notice
     thereof has not been waived
     pursuant to such regulations as
     in effect on the date hereof;
     or

               (b)  the taking by
     the PBGC of steps to institute,
     or the threatening by the PBGC
     of the institution of,
     proceedings under section 4042
     of ERISA for the termination
     of, or appointment of a trustee
     to administer, any plan, or the
     receipt by the Company or any
     ERISA Affiliate of a notice
     from a multi-employer plan that
     such action has been taken by
     the PBGC with respect to such
     multi-employer plan; or

               (c)  any event,
     transaction or condition that
     would likely result in the
     incurrence of any liability by
     the Company or any ERISA
     Affiliate pursuant to Title I
     or IV of ERISA or the penalty
     or excise tax provisions of the
     Code relating to employee
     benefit plans, or in the
     imposition of any Lien on any
     of the rights, properties or
     assets of the Company or any
     ERISA Affiliate pursuant to
     Title I or IV of ERISA or such
     penalty or excise tax
     provisions, if such liability
     or lien, taken together with
     any other such liabilities or
     liens then existing, would
     reasonably be expected to have
     a material adverse effect.

SECTION 7.     Events of Default and
Remedies Therefor.

          7.1  Events of Default.
Any one or more of the following
shall constitute an "Event of
Default" as the term is used herein:

               (a)  The Company
     shall fail to make payment of
     interest on any Note or of the
     Make-Whole Premium on any Note
     when the same shall become due
     and such default shall continue
     for a period of more than five
     days; or

               (b)  The Company
     shall fail to make any payment
     of the principal of any Note at
     the expressed or any
     accelerated maturity date or at
     any date fixed for payment
     therefor in accordance with
     this Agreement; or

               (c)  Default shall
     occur in the observance or
     performance of any other
     provision of this Agreement,
     any Note or any other
     certificates or agreements
     furnished by the Company
     pursuant hereto which is not
     remedied within 30 days; or

               (d)  If any
     representation or warranty made
     by the Company herein, or made
     by the Company in any statement
     or certificate furnished by the
     Company in connection with the
     consummation of the issuance
     and delivery of the Notes or
     furnished by the Company
     pursuant hereto, is untrue or
     misleading in any material
     respect as of the date of the
     issuance or making thereof; or

               (e)  The Company or
     any Subsidiary shall fail to
     pay any principal of, or any
     interest when due on any
     Indebtedness (or guaranty of
     Indebtedness) of the Company or
     such Subsidiary having an
     aggregate principal amount in
     excess of $20,000,000; or

               (f)  Any default
     (matured or unmatured) or other
     event or condition shall occur
     or exist under or in respect of
     any indebtedness (including in
     connection with guarantees and
     capitalized leases) of the
     Company or any Subsidiary with
     a principal amount in excess of
     $20,000,000, or under any
     agreement securing or relating
     to such indebtedness and such
     default, event or condition
     shall cause the holder or
     holders of such indebtedness to
     accelerate the maturity of such
     indebtedness or otherwise to
     demand immediate repayment
     thereof; or

               (g)  The Company or
     any Material Restricted
     Subsidiary becomes insolvent or
     bankrupt, is generally not
     paying its debts as they become
     due or makes an assignment for
     the benefit of creditors, or
     the Company or any Material
     Restricted Subsidiary applies
     for or consents to the
     appointment of a trustee or
     receiver for the Company or
     such Subsidiary or for the
     major part of the property of
     either; or

               (h)  A custodian,
     trustee or receiver is
     appointed for the Company or
     any Material Restricted
     Subsidiary or for the major
     part of the property of either
     and is not discharged within 60
     days after such appointment; or

               (i)  Bankruptcy,
     reorganization, arrangement or
     insolvency proceedings, or
     other proceedings for relief
     under any bankruptcy or similar
     law or laws for the relief of
     debtors, are instituted by or
     against the Company or any
     Material Restricted Subsidiary
     and, if instituted against the
     Company or any Material
     Restricted Subsidiary, are
     consented to or are not
     dismissed within 60 days after
     such institution; or

               (j)  Final judgment
     or judgments for the payment of
     money aggregating in excess of
     $20,000,000 is or are out
     -standing against the Company or
     any Subsidiary or against any
     property or assets of either
     and any one of such judgments
     has remained unpaid, unvacated,
     unbonded or unstayed by appeal
     or otherwise for a period of 60
     days from the date of its
     entry.

          7.2  Acceleration of
Maturities.  (a) When any Event of
Default described in Section 7.1(a)
or (b) has occurred and is
continuing or any Event of Default
has been declared pursuant to
subparagraph (c) below, any holder
of any Note may, by notice in
writing sent by registered or
certified mail to the Company,
declare the entire principal and all
interest accrued on such Note to be,
and such Note shall thereupon
become, forthwith due and payable,
without any presentment, demand,
protest or other notice of any kind
all of which are hereby expressly
waived by the Company; provided,
however, that if within 30 days
thereof, such default has been cured
and if the holders of at least
two-thirds of the aggregate
principal amount of all Notes then
outstanding consent, such Event of
Default shall not be deemed to have
occurred.

               (b)  When any Event
of Default described in Sections
7.1(g), (h), or (i) has occurred,
then the Notes shall immediately
become due and payable without
presentment, demand or notice of any
kind or any other action on the part
of the Purchasers.

               (c)  When any Default
described in Sections 7.1(c), (d),
(e) (f) or (j) has occurred and is
continuing, an Event of Default may
be declared upon written notice of
such action to the Company,
consented to by the holders of at
least two-thirds of the aggregate
principal amount of all Notes then
outstanding.

          Upon any of the Notes
becoming due and payable as a result
of any Event of Default as
aforesaid, the Company will
forthwith pay to the holder of such
Notes the entire principal and
interest accrued on the Notes.  No
course of dealing on the part of the
Purchasers or the holders of any
Notes nor any delay or failure the
part of the Purchasers or the
holders of any Notes to exercise any
right shall operate as a waiver of
such right or otherwise prejudice
such Purchaser's or holder's rights,
powers and remedies.  The Company
further agrees, to the extent
permitted by law, to pay any
Purchaser of the Notes all costs and
expenses incurred by it in the
collection of the Notes upon any
Event of Default occurring hereunder
or thereon, including reasonable
compensation to such holder's
attorneys for all services rendered
in connection therewith.

SECTION 8.     Interpretation of
Agreement; Definitions.

          8.1  Accounting
Principles.  Where the character or
amount of any asset or liability or
item of income or expense is
required to be determined or any
consolidation or other accounting
computation is required to be made
for the purposes of this Agreement,
the same shall be done in accordance
with generally accepted accounting
principles or, if appropriate, the
rules and regulations of the SEC to
the extent applicable, except where
such principles are inconsistent
with the requirements of this
Agreement.

          8.2  Directly or
Indirectly.  Where any provision in
this Agreement refers to an action
to be taken by any Person, or to an
action which such Person is
prohibited from taking, such
provision shall be applicable
whether the action in question is
taken directly or indirectly by such
Person.

          8.3  Definitions.  Unless
the context otherwise requires, the
terms hereinafter set forth when
used herein shall have the following
meanings and the following
definitions shall be equally
applicable to both the singular and
plural forms of any of the terms
herein defined:

          "Affiliate" shall mean any
Person (other than a Subsidiary)
which directly or indirectly through
one or more intermediaries controls,
or is controlled by, or is under
common control with, the Company.  A
Person shall be deemed to control
another person if the controlling
Person possesses, directly or
indirectly, the power to direct or
cause the direction of the
management and policies of the
controlled Person, whether through
the ownership of Voting Stock or by
membership, contract or otherwise.

          "Agreement" means this
Note Purchase Agreement, as it may
be amended, modified or supplemented
from time to time and in effect.

          "Business Day" shall mean
any day other than a Saturday, a
Sunday or a day on which commercial
banks in New York City are required
or authorized to be closed.

          "Code" shall mean the
Internal Revenue Code of 1986, as
amended (or any subsequent Federal
income tax statute or code).

          "Company" has the meaning
given to that term in the
introduction to this Agreement, and
shall include the permitted
successors and assigns of the
Company.

          "Consolidated Revenues"
shall mean revenues of the Company
and its Restricted Subsidiaries
determined on a consolidated basis
in accordance with generally
accepted accounting principles.

          "Current Indebtedness"
shall mean, at any date, the
consolidated current obligations for
borrowed money of the Company and
its Restricted Subsidiaries as shown
on their books and records, less the
current portion of Funded
Indebtedness included therein.

          "Date of Issue" has the
meaning given to that term in
Section 1.1.

          "Default" shall mean any
event or condition, the occurrence
of which constitutes or would, with
the lapse of time or the giving of
notice, or both, constitute an Event
of Default.

          "ERISA" has the meaning
given to that term in Section 3.12.

          "ERISA Affiliate" means
any corporation or trade or business
(whether or not incorporated) which
is, along with the Company, a member
of a controlled group of
corporations or a group of
businesses which are under common
control for any purpose within the
meanings of Sections 414(b) and
414(c), respectively, of the Code.

          "Environmental Laws" means
all federal, state and local laws,
statutes, common law duties, rules,
regulations, ordinances and codes,
together with all administrative
orders, directed duties, requests,
licenses, authorizations and permits
of, and agreements with, any
judicial, regulating or other
governmental authority, in each case
relating to environmental, health,
safety and land use matters.

          "Event of Default" has the
meaning given to that term in
Section 7.1.

          "Excess Proceeds" as of
the date of any asset sale
disposition shall mean the sum of
the net proceeds received by the
Company and its Restricted
Subsidiaries from all sales or other
dispositions of assets during the
fiscal year which exceeds an amount
equal to 20% of the Company's and
its Restricted Subsidiaries Total
Assets measured as of the prior
fiscal year end minus an amount
equal to the net proceeds arising on
account of prior asset dispositions
during such fiscal year which have
been reinvested in the ordinary
course of business or which are then
held by the Company or a Restricted
Subsidiary for such reinvestment
purpose.

          "Funded Indebtedness"
shall mean Indebtedness of the
Company and its Restricted
Subsidiaries with an original term
to maturity of greater than one
year.

          "Guarantee" by any Person
means any obligation, contingent or
otherwise, of such Person directly
or indirectly guaranteeing any
Indebtedness of any other Person or
in any manner providing for the
payment of any Indebtedness of any
other Person or otherwise protecting
the holder of such Indebtedness
against loss (whether by agreement
to keepwell, to purchase assets,
goods, securities, services, or to
take-or-pay or otherwise); provided
that the term Guarantee shall not
include endorsements for collection
or deposits in the ordinary course
of business, or amounts due
contingently or otherwise with
respect to obligations of Lake
Superior Paper Industries, a former
joint venture of the Company or
Flambeau Paper Corp., a former
subsidiary of the Company.  The term
"Guarantee" used as a verb has a
correlative meaning.

          "Indebtedness" of any
Person means at any date, without
duplication, (i) all obligations of
such Person for borrowed money, (ii)
all obligations of such Person
evidenced by bonds, debentures,
notes or other similar instruments,
(iii) all obligations of such Person
to pay the deferred purchase price
of property or services, except
trade account payable arising in the
ordinary course of business, (iv)
all obligations of such Person as
lessee under capital leases, (v) all
debt of others secured by a Lien on
any asset of such Person, whether or
not such Debt is assumed by such
Person, (vi) all non-contingent
reimbursement obligations of such
Person under letters of credit, and
(vii) and Guarantees of such Person.
For purposes of this definition,
Guarantees shall be included in the
definition of Indebtedness only to
the extent that such liabilities
exceed 10% of Net Worth.

          "Institutional Investor"
has the meaning given to the term
"qualified institutional buyer" in
rule 144A of the Securities Act of
1933, as amended, and any other
rules, regulations and releases
promulgated thereunder.

          "Make-Whole Premium"
means, with respect to any Note, an
amount equal to the excess, if any,
of the Discounted Value of the
Remaining Scheduled Payments with
respect to the Called Principal of
such Note over the amount of such
Called Principal, provided that the
Make-Whole Amount may in no event be
less than zero.  For the purposes of
determining the Make-Whole Amount,
the following terms have the
following meanings:

          "Called Principal" means,
     with respect to any Note, the
     principal of such Note that is
     to be prepaid pursuant to
     Section 2.2 or has become or is
     declared to be immediately due
     and payable pursuant to Section
     7.2.

          "Discounted Value" means,
     with respect to the Called
     Principal of any Note, the
     amount obtained by discounting
     all Remaining Scheduled
     Payments with respect to such
     Called Principal from their
     respective scheduled due dates
     to the Settlement Date with
     respect to such Called
     Principal, in accordance with
     accepted financial practice and
     at a discount factor (applied
     on the same periodic basis as
     that on which interest on the
     Notes is payable) equal to the
     Reinvestment Yield with respect
     to such Called Principal.

          "Reinvestment Yield"
     means, with respect to the
     Called Principal of any Note,
     50 basis points over the yield
     to maturity implied by (I) the
     yields reported, as of 10:00
     A.M. (New York City time) on
     the second Business Day
     preceding the Settlement Date
     with respect to such Called
     Principal, in the display
     designated as "Page 678" on the
     Telerate Access Service (or
     such other display as may
     replace Page 678 on Telerate
     Access Service) for actively
     traded U.S. Treasury securities
     having a maturity equal to the
     Remaining Average Life of such
     Called Principal as of such
     Settlement Date, or (ii) if
     such yields are not reported as
     of such time or the yields
     reported as of such time are
     not ascertainable, the Treasury
     Constant Maturity Series Yields
     reported, for the latest day
     for which such yields have been
     so reported as of the second
     Business Day preceding the
     Settlement Date with respect to
     such Called Principal, in
     Federal Reserve Statistical
     Release H.15 (519) (or any
     comparable successor
     publication) for actively
     traded U.S. Treasury securities
     having a constant maturity
     equal to the Remaining Average
     Life of such Called Principal
     as of such Settlement Date.
     Such implied yield will be
     determined, if necessary, by
     (a) converting U.S. Treasury
     bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S.
     Treasury security with the
     duration closes to and less
     than the Remaining Average
     Life.

          "Remaining Average Life"
     means, with respect to any
     Called Principal, the number of
     years (calculated to the
     nearest one-twelfth year)
     obtained by dividing (I) such
     Called Principal into (ii) the
     sum of the products obtained by
     multiplying (a) the principal
     component of each Remaining
     Scheduled Payment with respect
     to such Called Principal by (b)
     the number of years (calculated
     to the nearest one-twelfth
     year) that will elapse between
     the Settlement Date with
     respect to such Called
     Principal and the scheduled due
     date of such Remaining
     Scheduled Payment.

          "Remaining Scheduled
     Payments" means, with respect
     to the Called Principal of any
     Note, all payments of such
     Called Principal and interest
     thereon that would be due after
     the Settlement Date with
     respect to such Called
     Principal if no payment of such
     Called Principal were made
     prior to its scheduled due
     date, provided that if such
     Settlement Date is not a date
     on which interest payments are
     due to be made under the terms
     of the Notes, then the amount
     of the next succeeding
     scheduled interest payment will
     be reduced by the amount of
     interest accrued to such
     Settlement Date and required to
     be paid on such Settlement Date
     pursuant to Section 2.2 or 7.2.

          "Settlement Date" means,
     with respect to the Called
     Principal of any Note, the date
     on which such Called Principal
     is to be prepaid pursuant to
     Section 2.2 or has become or is
     declared to be immediately due
     and payable pursuant to Section
     7.2.

          "Material Restricted
Subsidiary" means at any time any
Restricted Subsidiary that would at
such time constitute a "significant
subsidiary" (as such term is defined
Regulation S-X of the SEC as in
effect on the initial Date of
Issue).

          "Maturity Date" has the
meaning given to that term in
Section 1.1.

          "Net Worth" shall mean the
total stockholders' equity of the
Company computed in accordance with
generally accepted accounting
principles.

          "Notes" has the meaning
given to that term in Section 1.1.

          "Person"  shall mean an
individual, partnership,
corporation, trust or unincorporated
organization, and any governmental
agency or political subdivision
thereof.

          "PBGC" means the Pension
Benefit Guaranty Corporation or any
governmental authority succeeding to
the functions thereof.

          "Purchasers" has the
meaning given to that term in
Section 1.1, and shall include the
successors and assigns of the
Purchasers, or of any of them.

          "Receivables
Securitization Programs" shall mean
receivables financings accounted for
as sales under generally accepted
accounting principles, provided that
the aggregate unrecovered investment
of the purchasers of such
receivables shall not at any time
during any fiscal year exceed 10% of
the Consolidated Revenues of the
Company and its Restricted
Subsidiaries for the preceding
fiscal year.

          "Remaining Life to
Maturity" of the principal amount of
any Note being prepaid shall mean,
as of the time of any determination
thereof, the number of months from
the date of such determination to
the Maturity Date.

          "Responsible Officer"
shall mean the Chief Executive
officer, President, Executive Vice
President, any Vice President or the
Treasurer of the Company.

          "Restricted Subsidiary"
shall mean, any Person, any
corporation, association or other
business entity in which such Person
or one or more of its Subsidiaries
or such Person and one or more of
its Subsidiaries owns sufficient
equity or voting interests to enable
it or them (as a group) ordinarily,
in the absence of contingencies, to
elect a majority of the directors
(or Persons performing similar
functions) of such entity, and any
partnership or joint venture if more
than a 50% interest in the profits
or capital thereof is owned by such
Person or one or more of its
Subsidiaries or such Person and one
or more of its Subsidiaries (unless
such partnership can and does
ordinarily take major business
actions without the prior approval
of such Person or one or more of its
Subsidiaries).  Unless the context
otherwise clearly requires, any
reference to a "Subsidiary" is a
reference to a Subsidiary of the
Company.

          "SEC" has the meaning
given to that term in Section 3.3.

          "Security" shall have the
same meaning as in Section 2(1) of
the Securities Act of 1933, as
amended.

          "Senior Financial Officer"
shall mean the Chief Executive
Officer, President, Executive Vice
President, Chief Financial Officer,
any Vice President, the Vice
President-Treasurer or Vice
President-Controller of the Company.

          "Statistical Release"
shall mean the statistical release
designated "H.15(519)" or any
successor publication which is
published weekly by the Federal
Reserve System and which establishes
yields on actively traded United
States Government Securities
adjusted to constant maturities or,
if such statistical release is not
published at the time of any
determination hereunder, then any
other reasonably comparable index.

          "Subsidiary" means any
Person, any existing or future
corporation, association or other
business entity, the majority of the
outstanding capital stock or voting
power, or both, of which is (or upon
the exercise of all outstanding
warrants, options and other rights
would be) owned at the time in
question by the Company and/or one
or more corporations which are
themselves Subsidiaries of the
Company.

          "Total Assets" shall mean
the total assets of the Company and
its Restricted Subsidiaries on a
consolidated basis or, in the event
that the Company shall no longer be
required to file periodic reports
with the SEC, in the most recent
audited financial statement
delivered to the Purchasers pursuant
to Section 6.4 hereof.

          "Total Capitalization"
shall mean the sum of Net Worth,
Funded Indebtedness (to include
Current Indebtedness where such
indebtedness is added to Funded
Indebtedness to calculate covenant
compliance) of the Company and its
Restricted Subsidiaries.

          "Unrestricted Subsidiary"
shall mean any Subsidiary either (i)
of which 50% or less is owned
(directly or indirectly) by the
Company or (ii) which is then
designated by the Company at the
time as an Unrestricted Subsidiary
in accordance with the following
paragraph:

          so long as no Event of
Default shall have occurred and be
continuing, a Senior Financial
Officer may at any time and from
time to time, upon not less than 30
days' prior written notice given to
each holder of a Note, designate a
previously Unrestricted Subsidiary
as a Restricted Subsidiary, or
designate a previously Restricted
Subsidiary as an Unrestricted
Subsidiary; provided that
immediately after such designation
and after giving effect thereto, no
Event of Default shall have occurred
and be continuing.  Any election
regarding a change in the status of
a Subsidiary hereunder shall be
irrevocable except as the holders of
at least two-thirds of the aggregate
principal amount of all Notes then
outstanding may otherwise agree.

          "Voting Stock" shall mean
Securities of any class or classes,
the holders of which are ordinarily,
in the absence of contingencies,
entitled to elect a majority of the
corporate directors (or Persons
performing similar functions).

SECTION 9.     Miscellaneous.

          9.1  Registered Notes;
Several Obligations of Purchasers.

               (a)  The Company
shall cause to be kept at its
principal office a register for the
registration and transfer of the
Notes, and the Company shall
register or transfer or cause to be
registered or transferred, as
hereinafter provided and under such
reasonable regulations as it may
prescribe, the Notes issued pursuant
to this Agreement.

               (b)  Subject to the
limitations contained in this
Agreement, at any time, and from
time to time, the registered holder
of any Note may transfer such Note,
upon surrender thereof at the
principal office of the Company duly
endorsed or accompanied by a written
instrument of transfer duly executed
by the registered holder of such
Note or its attorney duly authorized
in writing.

               (c)  The Person in
whose name any Note shall be
registered shall be deemed and
treated as the owner and holder
thereof for all purposes of this
Agreement.  Payment of or on account
of the principal, premium, if any,
and interest on any registered Note
shall be made upon the written order
of such registered holder.

               (d)  If there shall
at any time exist more than one
Purchaser, the obligations of each
Purchaser shall be several and not
joint and no Purchaser shall be
liable or responsible for the acts,
representations, covenants or other
agreements of any other Purchaser.

          9.2  Transfer and
Exchanges of Notes.  Subject to
Section 4, any Purchaser of the
Notes may at any time transfer the
Notes, or any of them, to another
Institutional Investor in an amount
equal to the lesser of (i) the
principal amount of all Notes held
by such Purchaser or (ii)
$1,000,000; provided that,
notwithstanding the foregoing, no
Purchaser may at any time transfer
the Notes, or any of them, to any
Person that directly or indirectly
through one of its Affiliates
competes with the Company, or any of
the Company's Subsidiaries, in their
respective lines of business without
the prior written consent of the
Company (which consent shall not be
unreasonably withheld).  At any
time, and from time to time, upon
not less than ten days' notice to
that effect given by the holder of
any Note initially delivered or of
any Note substituted therefor
pursuant to this Agreement, and,
upon surrender of such Note at its
office, the Company will deliver in
exchange therefor, without expense
to the holder, except as set forth
below, Notes for the same aggregate
principal amount as the then unpaid
principal amount in excess thereof
as such holder shall specify (or if
the aggregate principal of the Note
or Notes held by such holder is less
than $100,000, then in the
denomination of such principal
amount), dated as of the date to
which interest has been paid on the
Note so surrendered or, if such
surrender is prior to the payment of
any interest thereon, then dated as
of the date of issue, registered in
the name of such Person or Persons
as may be designated by such holder,
and otherwise of the same form and
tenor as the Note so surrendered for
exchange.

          9.3  Loss, Theft, Etc, of
Notes.  Upon receipt of evidence
satisfactory to the Company of the
loss, theft, mutilation or
destruction of any Note, and in the
case of any such loss, theft,
mutilation or destruction upon
delivery of a bond of indemnity in
such form and amount as shall be
reasonably satisfactory to the
Company, or in the event of such
mutilation upon surrender and
cancellation of any Note, the
Company will make and deliver
without expense to the holder
thereof, a new Note, of tenor, in
lieu of such lost, stolen, destroyed
or mutilated Note.  If the Purchaser
or any subsequent Institutional
Investor is the owner of any such
lost, stolen or destroyed Note, then
an affidavit of an authorized
officer of such owner, setting forth
the fact of loss, theft or
destruction and of its ownership of
the Note at the time of such loss,
theft or destruction shall be
accepted as satisfactory evidence
thereof and no further indemnity
shall be required.

          9.4  Expense; Stamp Tax
Indemnity.  Whether or not the
transactions herein contemplated
shall be consummated, the Company
agrees to pay directly all of the
Purchasers' out-of-pocket expenses
(including, without limitation, the
reasonable fees and expenses of
Winston & Strawn, special counsel to
the Purchasers) in connection with
the preparation, negotiation,
documentation, execution and
delivery of the Notes, this
Agreement, and the transactions
contemplated hereby and thereby,
duplicating and printing costs and
charges for shipping the Notes,
adequately insured to each Purchaser
at its respective home office or at
such other place as such Purchaser
may designate, and so long as such
Purchaser holds the Notes, all
expenses (including legal fees)
relating to any amendment, waivers
or consents pursuant to the
provision hereof.  The Company also
agrees that it will pay and save
each Purchaser harmless against any
and all liability with respect to
stamp and other taxes (other than
income taxes), if any, which may be
payable or which may be determined
to be payable in connection with the
execution and delivery of this
Agreement whether or not the Notes
are outstanding.  The Company agrees
to protect and indemnify each
Purchaser against any liability for
any and all brokerage fees and
commissions payable or claimed to be
payable to any Person for
representation of the Company
(including First Chicago Capital
Markets, Inc. in connection with the
transactions contemplated by this
Agreement.

          9.5  Amendments, Waivers
and Consents.  (a)  Any term,
covenant, agreement or condition of
this Agreement may, with the consent
of the Company, be amended or
compliance therewith may be waived
(either generally or in a particular
instance and either retroactively or
prospectively), if the Company shall
have obtained the consent in writing
of the holders of at least 66-2/3%
in aggregate principal amount of
outstanding Notes; provided that
without the written consent of the
holders of all of the Notes then
outstanding, no such waiver,
modification, alteration or
amendment shall be effective (i)
which will change the time of
payment of the principal of or the
interest on any Note or reduce the
principal amount thereof or change
the rate of interest thereon, (ii)
which will change any of the
provisions with respect to
prepayments under Section 2, (iii)
which will change the percentage of
holders of the Notes required to
consent to any such amendment,
alteration or modification or (iv)
which will amend any of the
provisions of Section 6.12, Section
7 or this Section 9.5; provided,
however, that notwithstanding the
foregoing, any Default or Event of
Default described in Section 7.1(c),
(d), (e), (f) or (j) may be waived
if the Company shall have obtained
the waiver in writing of the holders
of at least 66-2/3% in aggregate
principal amount of the Notes then
outstanding.

               (b)  The Company will
not solicit, request or negotiate
for or with respect to any proposed
waiver or amendment of any of the
provisions of this Agreement or the
Notes unless each holder of the
Notes (irrespective of the amount of
Notes then owned by it) shall be
informed thereof by the Company and
shall be afforded the opportunity of
considering the same and shall be
supplied by the Company with any
information it may reasonably
request to make an informed decision
with respect thereto.  Executed or
true and correct copies of any
waiver or consent effected pursuant
to the provisions of this Section
9.5 shall be delivered by the
Company to each holder of
outstanding Notes forthwith
following the date on which the same
shall have been executed and
delivered by the holder or holders
of the requisite percentage of
outstanding Notes.  The Company will
not, directly or indirectly, pay or
cause to be paid any remuneration,
whether by way of supplemental or
additional interest, fee or
otherwise, or grant any security
interest in any property to any
holder of the Notes or any waiver or
amendment of any of the terms and
provisions of this Agreement unless
such remuneration is concurrently
paid or such security interest is
concurrently and ratably granted, on
the same terms, ratably to the
holders of all of the Notes then
outstanding.

               (c)  Any such
amendment or waiver shall apply
equally to all of the holders of the
Notes and shall be binding upon
them, upon each future holder of any
Note and upon the Company, whether
or not such Note shall have been
marked to indicate such amendment or
waiver.  No such amendment or waiver
shall extend to or affect any
obligation not expressly amended or
waived or impair any right
consequent thereon.

          9.6  Powers and Rights Not
Waived; Remedies Cumulative.  No
delay or failure on the part of the
holder of any Note in the exercise
of any power or right shall operate
as a waiver thereof; nor shall any
single or partial exercise of the
same preclude any other or further
exercise thereof, or the exercise of
any other power or right, and the
rights and remedies of the holder of
any Note are cumulative and are not
exclusive of any rights or remedies
any such holder would otherwise
have, and no waiver or consent shall
extend to or affect any obligation
or right not expressly waived or
consented to.

          9.7  Notices.  All
communications provided for
hereunder shall be in writing and,
if to a particular Purchaser,
delivered by overnight or same day
courier or mailed by registered or
certified mail, addressed to such
Purchaser at its address appearing
on Schedule I to this Agreement or
such other address as such
Purchaser, or the subsequent holder
of the Notes initially issued to
such Purchaser, may designate to the
Company in writing, and if to the
Company, delivered or mailed by
registered or certified mail to:

Pentair, Inc.
1500 County Road B2 West
St. Paul, Minnesota  55113
Attn:  Chief Financial Officer

or to such other address as the
Company may in writing designate to
the Purchasers or to a subsequent
holder of the Notes initially issued
to the Purchasers.

          9.8  Successors and
Assigns.  This Agreement shall be
binding upon the Company and its
successors and assigns and shall
inure to the Purchasers' benefit and
to the benefit of the Purchasers'
successors and assigns, including
each successive holder or holders of
the Notes, and if any subsequent
holder of any Note or Notes shall
have presented the same to the
Company for inspection, accompanied
by a written designation of the
address to which notice in respect
of a Note or Notes of such holder is
to be given, then wherever in this
Agreement it is provided that notice
shall be given to the holders of
Notes, the notice in respect of the
Notes so presented shall be
addressed to such holder at the
address so given.

          9.9  Survival of Covenants
and Representations.  All covenants,
representations and warranties made
by the Company herein and in any
certificate delivered pursuant
hereto, whether or not in connection
with the closing, shall survive the
closing and the delivery of this
Agreement and the Notes.  In
addition, the right to take any
action, including, without
limitation, instituting any legal
proceeding based upon any breach of
the representations and warranties
made by the Company herein, in the
Notes, this Agreement and in any
certificate delivered pursuant
thereto, whether or not in
connection with the closing, shall
survive the closing and the delivery
of this Agreement and the Notes.

          9.10 Severability.  Should
any part of this Agreement for any
reason be declared invalid, such
decision shall not affect the
validity of any remaining portion,
which remaining portion shall remain
in full force and effect as if this
Agreement had been executed with the
invalid portion thereof eliminated
and it is hereby declared the
intention of the parties hereto that
they would have executed the
remaining portions of this Agreement
without including therein any such
part, parts, or portion which may,
for any reason, be hereafter
declared invalid.

          9.11 Governing Law.  This
Agreement and the Notes issued and
sold hereunder shall be governed by
and construed in accordance with the
internal laws of the State of
Minnesota, and not by the conflicts
of law principles of such state.

          9.12 Counterparts.  This
Agreement may be executed in any
number of counterparts, each
executed counterpart constituting an
original but all together only one
agreement.

          9.13 Captions.  The
descriptive headings of the various
Sections or parts of this Agreement
are for convenience only and shall
not affect the meaning or
construction of any of the
provisions hereof.


[signature pages follow]


          The execution hereof by
the Purchasers shall constitute a
contract between the Company and the
Purchasers for the uses and purposes
set forth herein, and this Agreement
may be executed in any number of
counterparts, each executed
counterpart constituting an original
but all together only one agreement.


                              PENTAIR, INC.

                              By:________________________________
                              Its:_______________________________


AMERICAN UNITED LIFE INSURANCE
COMPANY

                              By:________________________________
                              Its:_______________________________


EMPLOYERS LIFE INSURANCE COMPANY OF
WAUSAU

                              By:________________________________
                              Its:_______________________________


KNIGHTS OF COLUMBUS

                              By:________________________________
                              Its:_______________________________


LUTHERAN BROTHERHOOD

                              By:________________________________
                              Its:_______________________________


MUTUAL OF OMAHA INSURANCE COMPANY

                              By:________________________________
                              Its:_______________________________


NATIONWIDE LIFE INSURANCE COMPANY

                              By:________________________________
                              Its:_______________________________


THE STATE LIFE INSURANCE COMPANY

                              By:________________________________
                              Its:_______________________________


UNITED OF OMAHA LIFE INSURANCE
COMPANY

                              By:________________________________
                              Its:_______________________________


WEST COAST LIFE INSURANCE COMPANY

                              By:________________________________
                              Its:_______________________________

             SCHEDULE I
    (to Note Purchase Agreement)


Name and Address
  of Purchaser

American United Life Insurance
 Company
One American Square
Post Office Box 368
Indianapolis, Indiana 46206
Attn: Christopher D. Pahlke,
      Securities Department

Principal Amount of Series A
Notes to be Purchaed
             $6,000,000


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
                 $0


Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available funds
     (identifying each payment
     as Pentair, Inc. 6.99%
     Senior A Notes due 2007,
     principal or interest,
     Pentair, Inc. 6.79% Senior
     B Notes due 2004, principal
     or interest, or Pentair,
     Inc. 6.74% Senior C Notes
     due 2004, principal or
     interest) to:

     Bank of New York
     One Wall Street
     3rd Floor, Window A
     New York, NY 10286


     ABA # 021000018

     For credit to: American
     United Life, Acct.  #186683


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first provided
     above, except notice with
     respect to payment, and
     written confirmation of
     each such payment, to be
     addressed:

     American United Life
       Insurance Company
     One American Square
     Indianapolis, IN 46282


Taxpayer I.D. #35-0145825


             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)


Name and Address
  of Purchaser

Employers Life Insurance
  Company of Wausau
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2210
Attention: Corporate Fixed-
  Income Securities


Principal Amount of Series A
Notes to be Purchaed
             $3,000,000


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
                 $0


Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     The Bank of New York
     P.O. Box 19266
     Attention: P&I Department
     Newark, New Jersey 07195


     ABA # 021-000-018

     For credit to:
     BNF: IOC566, F/A/O
     Employers Life Custody A/C
     #267827
     Attention: P&I Department


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     Employers Life Insurance
       Company of Wausau
     200 Westwood Drive
     Wausau, Wisconsin 54401
     Attention: Ms. Cindy
       Peterson


Taxpayer I.D. # 39-1049873


             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)


Name and Address
  of Purchaser

Knights of Columbus
One Columbus Plaza
New Haven, Connecticut 06510-3326
Attn: Investment Department
Telecopier#: (203) 772-0037


Principal Amount of Series A
Notes to be Purchaed
             $4,000,000


Principal Amount of Series B
Notes to be Purchaed
             $2,000,000

Principal Amount of Series C
Notes to be Purchaed
                 $0


Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     Bank of New York
     One Wall Street
     New York, NY 10286


     ABA # 021-000-018

     For credit to: Knights of
     Columbus General Account,
     Account #8900300825


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     Knights of Columbus
     P.O. Box 2016
     New Haven, CT 06521-2016
     Attn: Accounting Department


Taxpayer I.D. # 06-0416470


             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)

Name and Address
  of Purchaser


Lutheran Brotherhood
625 Fourth Avenue South
10th Floor
Minneapolis, Minnesota 55415
Attention: Investment Division
Telecopier: (612) 340-5776


Principal Amount of Series A
Notes to be Purchaed
             $4,000,000


Principal Amount of Series B
Notes to be Purchaed
             $3,000,000

Principal Amount of Series C
Notes to be Purchaed
                 $0


Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, Private Placement
     Number 709631D*3,
     principal or interest, or
     Pentair, Inc. 6.79% Senior
     B Notes due 2004, Private
     Placement Number
     709631D@1, principal or
     interest, to:

     Norwest Bank Minnesota,
       N.A.
     P.O. Box 1450
     NW9919
     Minneapolis, MN 55485



     ABA # 091000019

     For credit to:
     Trust Clearing Account
     #08-40-245
     Attn: Income Collection

     For credit to: Lutheran
     Brotherhood, Acct. No.
     12651300


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     Lutheran Brotherhood
     625 Fourth Avenue South
     Minneapolis, MN 55415


Taxpayer I.D. # 41-0385700


             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)


Name and Address
  of Purchaser


Mutual of Omaha Insurance
 Company
Mutual of Omaha Plaza
Omaha, Nebraska 68175
Attention: Investment Division



Principal Amount of Series A
Notes to be Purchaed
                 $0


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
             $5,000,000


Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     First National Bank Omaha
     16th & Dodge Street
     Omaha, NE 68102


     ABA # 1040-00016

     For credit to: Mutual of
     Omaha Insurance Company,
     Account # 26-743587


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     Mutual of Omaha Insurance
       Company
     Mutual of Omaha Plaza
     Omaha, NE 68175
     Attention: Investments/
     Securities Accounting



Taxpayer I.D. # 47-0246511



             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)



Name and Address
  of Purchaser


Nationwide Life Insurance
  Company
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2210
Attention: Corporate Fixed-
  Income Securities


Principal Amount of Series A
Notes to be Purchaed
            $15,000,000


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
                 $0

Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     The Bank of New York
     P.O. Box 19266
     Attention: P&I Department
     Newark, New Jersey 07195



     ABA # 021-000-018

     For credit to:
     BNF: IOC566, F/A/O
     Nationwide Life Insurance
     Company
     Attention: P&I Department


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     Nationwide Life Insurance
       Company
     One Nationwide Plaza
       (1-32-05)
     Attention: Investment
       Accounting

Taxpayer I.D. # 31-4156830


             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)


Name and Address
  of Purchaser

The State Life Insurance
  Company
c/o American United Life
  Insurance Company
One American Square
Post Office Box 368
Indianapolis, Indiana 46206
Attn: Christopher D. Pahlke,
      Securities Department


Principal Amount of Series A
Notes to be Purchaed
             $1,000,000


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
                 $0

Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     The Bank of New York
     One Wall Street
     3rd Floor, Window A
     New York, NY 10286


     ABA # 021000018

     For credit to: State Life,
     c/o American United Life,
     Acct.  #343761


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     American United Life
       Insurance Company
     One American Square
     Indianapolis, IN 46282



Taxpayer I.D. #35-0684263


             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)


Name and Address
  of Purchaser


United of Omaha Life Insurance
  Company
Attn: Investment Division
Mutual Of Omaha Plaza
Omaha, Nebraska 68175


Principal Amount of Series A
Notes to be Purchaed
                 $0


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
             $5,000,000

Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     First Bank, N.A.
     17th & Farnam Streets
     Omaha, Nebraska


     ABA # 1040-0002-9

     For credit to: United of
     Omaha Life Insurance
     Company, Account
     # 1-487-1447-0769


Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     United of Omaha Life
       Insurance Company
     Attention:
       Investments/Securities
       Accounting
     Mutual of Omaha Plaza
     Omaha, NE 68173





Taxpayer I.D. # 47-0322111






             SCHEDULE I
    (to Note Purchase Agreement)
            (continued)





Name and Address
  of Purchaser





West Coast Life Insurance
  Company
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2210
Attention: Corporate Fixed-
  Income Securities



Principal Amount of Series A
Notes to be Purchaed
             $2,000,000


Principal Amount of Series B
Notes to be Purchaed
                 $0

Principal Amount of Series C
Notes to be Purchaed
                 $0

Payments

     All payments on or in
     respect of the Notes to be
     by bank wire transfer of
     Federal or other
     immediately available
     funds (identifying each
     payment as Pentair, Inc.
     6.99% Senior A Notes due
     2007, principal or
     interest, Pentair, Inc.
     6.79% Senior B Notes due
     2004, principal or
     interest, or Pentair, Inc.
     6.74% Senior C Notes due
     2004, principal or
     interest) to:

     The Bank of New York
     P.O. Box 19266
     Attention: P&I Department
     Newark, New Jersey 07195






     ABA # 021-000-018

     For credit to:
     BNF: IOC566, F/A/O West
     Coast Life Insurance
     Company
     Attention: P&I Department





Notices

     All notices and
     communications to this
     Purchaser should be
     addressed as first
     provided above, except
     notice with respect to
     payment, and written
     confirmation of each such
     payment, to be addressed:

     West Coast Life Insurance
       Company
     One Nationwide Plaza
       (1-32-05)
     Columbus, Ohio 43215-2210
     Attention: Investment
       Accounting





Taxpayer I.D. # 94-0971150






                       Schedule 3.2

            SUBSIDIARIES

All of the following are Restricted
Subsidiaries.

All of the following are
wholly-owned Subsidiaries of the
Company:

                                                  State or Other
                                                  Jurisdiction of
                                                  Incorporation
Subsidiary                                        or Organization

Century Mfg. Co.                                  Minnesota

Delta International Machinery Corp.               Minnesota

Biesemeyer Manufacturing Corporation
                                                  Arizona
Pentair Canada, Inc.1                             Ontario, Canada
Pentair Financial Services Ireland                Ireland

EuroPentair GmbH                                  Germany

FLEX Elektrowerkzeuge GmbH                        Germany
Lincoln GmbH2                                     Germany
Lincoln Czech Republic                            Czech Republic
Schroff GmbH                                      Germany
Schroff Scandinavia AB                            Sweden
Schroff U.K. Ltd.                                 United Kingdom
Hoffman Engineering Company Limited               United Kingdom
Schroff S.A.                                      France
Schroff Srl                                       Italy
S.I.A.T.A. S.p.A.                                 Italy
(Societa Italiana Apparecchiature
 Trattamento Acqua, Societa per Azioni)

FC Holdings Inc.                                  Delaware

Federal-Hoffman, Inc.                             Minnesota
Hoffman Engineering S.A. de C.V.                  Mexico
Schroff K.K.                                      Japan
Schroff Co. Ltd.                                  Taiwan
Schroff Inc.                                      Rhode Island

Fleck Controls, Inc.                              Wisconsin

Fleck Europe, S.A.S.                              France

McNeil (Ohio) Corporation                         Minnesota

Aplex Industries, Inc.                            Texas
Apno S.A. de C.V.                                 Mexico
Pentair Canada, Inc.1                             Ontario, Canada
Pentair Financial Services Ireland                Ireland

Pentair FSC Corporation                           U.S. Virgin Islands
Pentair Asia PTE Ltd.                             Singapore
Hoffman-Schroff PTE Ltd.                          Singapore

Penwald Insurance Co.3                            Vermont

Porter-Cable Corporation                          Minnesota

__________________

     1.   Owned 50% by Delta
          International Machinery
          Corp. and 50% by McNeil
          (Ohio) Corporation.

     2.   Owned 97% by EuroPentair
          GmbH and 7% by McNeil
          (Ohio) Corporation.

     3.   Owned 75% by Pentair,
          Inc. and 25% by Pentair
          Canada, Inc.



     Schedule 3.3

    FINANCIAL STATEMENT MATTERS



                None



     Schedule 3.5

         PENDING LITIGATION



                None


             EXHIBIT A
    (to Note Purchase Agreement)

FORM OF NOTE


     THIS NOTE HAS NOT BEEN
     REGISTERED UNDER THE
     SECURITIES ACT OF 1933,
     AS AMENDED, AND MAY BE
     REOFFERED AND SOLD ONLY
     IF REGISTERED PURSUANT TO
     THE PROVISIONS OF SAID
     SECURITIES ACT OR IF AN
     EXEMPTION FROM
     REGISTRATION IS
     AVAILABLE.


           PENTAIR, INC.
   [6.99% Senior Notes, Series A]
[6.79% Senior Notes, Series B]
   [6.74% Senior Notes, Series C]
       [Due 2007] [Due 2004]


$____________       [Date of Issue]
Private Placement No.:_____________

          PENTAIR, INC., a Minnesota
corporation (the "Company"), for
value received, hereby promises to
pay to _________________ (the
"Purchaser"), or its registered
assigns, on the __th day of January,
[2007] [2004], the principal amount
of
        Dollars ($_________) and to
pay interest (computed on the basis
of a 360-day year of twelve 30-day
months) on the principal amount from
time to time remaining unpaid hereon
at the rate of [6.99%] [6.79%]
[6.74%] per annum from the date
hereof until maturity, payable
semi-annually in arrears on the first day of each May and November in each year commencing [May 1, 1997 for the Series C Notes] [November 1, 1997 for each of the Series A Notes and Series B Notes] and at maturity.
The Company agrees to pay interest
on overdue principal (including any
overdue optional prepayment of
principal) and premium, if any, and
(to the extent legally enforceable)
on any overdue installment of
interest, at the rate of [8.99%]
[8.79%] [8.74%] per annum after
maturity, whether by acceleration or
otherwise, until paid.  Both the
principal hereof and interest hereon
are payable at the principal office
of the Company in St. Paul,
Minnesota in coin or currency of the
United States of America which at
the time of payment shall be legal
tender for the payment of public and
private debts.

          This Note is one of the
[6.99%] [6.79%] [6.74%] Senior Notes
[Series A] [Series B] [Series C] of
the Company in the aggregate
principal amount of $35,000,000
issued or to be issued under and
pursuant to the terms and provisions
of that certain Note Purchase
Agreement dated as of January 24,
1997 by and between the Company and
the Purchasers (the "Agreement") and
this Note and the holder hereof are
entitled equally and ratably with
the holders of all other Notes
outstanding under the Agreement to
all the benefits and security
provided for thereby or referred to
therein, to which Agreement
reference is hereby made for the
provisions thereof.

          This Note and the other
Notes outstanding under the
Agreement may be declared due prior
to their expressed maturity dates,
all in the events, on the terms and
in the manner and amounts as
provided in the Agreement.

          The Notes are subject to
mandatory prepayment as set forth in
Section 2 of the Agreement.  The
Notes are not subject to prepayment
or redemption at the option of the
Company prior to their expressed
maturity dates except on the terms
and conditions and in the amount and
with the premium, if any, set forth
in Section 2 of the Agreement.

          This Note is registered on
the books of the Company and is
transferable only by surrender
thereof at the principal office of
the Company duly endorsed or
accompanied by a written instrument
of transfer duly executed by the
registered holder of this Note or
its attorney duly authorized in
writing.  Payment of or on account
of principal, premium, if any, and
interest of this Note shall be made
only to or upon the order in writing
of the registered holder.

          This Note shall be
governed by, and shall be construed
and enforced in accordance with, the
laws of the State of Minnesota.

PENTAIR, INC.

By:________________________________

Title:_____________________________




             EXHIBIT B
    (to Note Purchase Agreement)

           PENTAIR, INC.

        CLOSING CERTIFICATE


All Purchasers on Schedule I

Ladies and Gentlemen:

          This certificate is
delivered to you in compliance with
a requirements of that certain Note
Purchase Agreement dated as of
January 24, 1997 (the "Agreement"),
entered into by the undersigned,
Pentair, Inc., a Minnesota
corporation (the "Company"), with
you, and as an inducement to and as
part of the consideration for your
purchase on this date of $35,000,000
aggregate principal amount of the
Company's 6.99% Senior Notes, Series
A, due 2007, (b) $5,000,000,
aggregate principal amount of the
Company's 6.79% Senior Notes, Series
B, due 2004 and (c) $10,000,000
aggregate principal amount of the
Company's 6.74% Senior Notes, Series
C, due 2004 (collectively, the
"Notes") of the Company pursuant to
the Agreement.  Capitalized terms
used but not defined herein shall
have the meanings assigned to such
terms in the Agreement.

          The undersigned hereby
certifies as follows on behalf of
the Company at and as of the date
hereof:

          1.   No Default or Event
of Default has occurred and is
continuing under the Agreement or
would occur in connection with the
issuance of the Notes;

          2.   No material adverse
change in the financial condition of
the Company and its Subsidiaries,
taken as a whole, has occurred since
December 31, 1995;

          3.   The Company has
performed and complied with all
covenants, agreements and conditions
contained in the Agreement and in
all other agreements contemplated
thereby or delivered in connection
therewith which are required to be
performed or complied with by the
Company before or on [Date of
Issue]; and

          4.   All representations
and warranties made in the Agreement
by the Company are true and correct
in all material respects as of the
date hereof and upon the issuance of
the Notes.


Dated: [Date of Issue]        PENTAIR, INC.

                                   By:___________________________

                                   Its:__________________________


     Exhibit C-1
    (to Note Purchase Agreement)

 FORM OF OPINION OF HENSON & EFRON,
P.A.

          [Date of Issue]



All Purchasers on Schedule I

Ladies and Gentlemen:

          We are counsel to Pentair,
Inc., a Minnesota corporation (the
"Company"), and have represented the
Company in connection with the
transactions effected and to be
effected pursuant to the following
agreements and documents:

          (i)   that certain Note
Purchase Agreement dated as of
January 24, 1997 (the "Agreement")
between the Company, American United
Life Insurance Company, Employers
Life Insurance Company of Wausau,
Knights of Columbus, Lutheran
Brotherhood, Mutual of Omaha
Insurance Company, Nationwide Life
Insurance Company, The State Life
Insurance Company, United of Omaha
Life Insurance Company and West
Coast Life Insurance Company
(collectively the "Purchasers");

          (ii)  that certain 6.99%
Senior Notes, Series A dated the
date hereof (the "Series A Notes")
issued by the Company to the
Purchasers;

          (iii) that certain 6.79%
Senior Notes, Series B dated the
date hereof (the "Senior B Notes")
issued by the Company to the
Purchasers;

          (iv)  that certain 6.74%
Senior Notes, Series C dated the
date hereof (the "Series C Notes")
issued by the Company to the
Purchasers (the Series A Notes,
Series B Notes and Series C Notes
are herein collectively referred to
as the "Notes"); and

          (v)   the other documents,
instruments and agreements executed
and delivered by the Company in
connection with the transactions
contemplated by the Agreement
(collectively, the "Other
Documents").

          The Agreement, the Notes
and the Other Documents are
collectively referred to herein as
the "Transaction Documents."
Capitalized terms used but not
defined herein shall have the
meanings ascribed to such terms in
the Agreement.

          In rendering the opinions
set forth herein, we have examined
originals or copies, certified to
our satisfaction, of such (i)
certificates of public officials,
(ii) certificates of officers and
representatives of the Company, and
(iii) other documents, records,
financial statements and papers, and
we have made such inquiries of
officers and representatives of the
Company, as we have deemed relevant
or necessary as the basis for such
opinions.  We have, with your
consent, relied upon, and assumed
the accuracy of, such certificates
and other statements, documents,
records, financial statements and
papers with respect to the factual
matters set forth therein and we
have, with your consent, assumed the
genuineness of all signatures and
the authenticity of all documents
submitted to us as originals and the
conformity to original documents of
all documents submitted to us as
certified or photostatic copies.

          Based upon the foregoing,
and subject to the qualifications
stated herein, we are of the opinion
that:

          1.   The Company (i) is
duly organized, validly existing and
in good standing under the laws of
the State of Minnesota; (ii) is duly
qualified to do business in each
jurisdiction in which it owns or
leases real property or in which the
failure to so qualify would have a
material adverse effect on the
business, operations, condition
(financial or otherwise) or affairs
of the Company and its Subsidiaries
taken as whole; and (iii) has the
requisite corporate power and
authority to own, pledge, mortgage
and operate its properties, to lease
any properties it operates under
lease, to conduct its business and
to enter into, consummate all of the
transactions contemplated by, and
perform all of its obligations
under, each of the Transaction
Documents to which it is a party.

          2.   The execution,
delivery and performance by the
Company of the Agreement and the
Notes, and the consummation by the
Company of each of the transactions
contemplated by the Agreement and
the Notes, have been duly authorized
by all necessary or proper corporate
action of the Company; are not in
contravention of any provision of
the articles of incorporation or
by-laws of the Company; will not
violate any applicable law or
regulation (including any applicable
order or decree of any court or
governmental instrumentality of
which we have knowledge); will not
result in the breach of, or
constitute a default under, any
indenture, mortgage, deed of trust,
lease or sublease agreement or other
instrument of which we have
knowledge and to which the Company
is a party or by which the Company
or any of its properties is bound
which breach or default would have a
material adverse effect on the
business, operations, condition
(financial or otherwise) or affairs
of the Company and its Subsidiaries
taken as a whole; will not result in
the creation or imposition of any
lien upon any material property of
the Company; and do not require the
consent or approval of, or any
filing with, any federal, state or
local governmental body, agency or
authority or any other person other
than such as are not yet required
and those which have been received
on or prior to the date hereof.

          3.   Except as set forth
on Schedule 3.5 to the Agreement, to
the best of our knowledge, there are
no judgments outstanding against the
Company nor is there now pending or
threatened any action, suit or
proceeding before any court or any
governmental or regulatory
authority, by, against or involving
the Company which, if adversely
determined, would have a material
adverse effect on the business,
operations, condition (financial or
otherwise) or affairs of the Company
and its Subsidiaries taken as a
whole.  To the best of our
knowledge, the company is not in any
default with respect to any order,
writ, injunction or decree of any
court, nor is the Company in default
under or in violation of any
applicable law, order, regulation or
demand of any governmental agency or
instrumentality where such default
or violation would have a material
adverse effect on the business,
operations, condition (financial or
otherwise) or affairs of the Company
and its Subsidiaries taken as a
whole or on the ability of the
Company to perform its obligations
under the Agreement or the Notes.

          4.   To the best of our
knowledge, there is no default by
the Company under any contract,
lease agreement, instrument or
commitment to which the Company is a
party which has, or would have, a
material adverse effect upon the
business, operations, condition
(financial or otherwise) or affairs
of the Company and its Subsidiaries
taken as a whole.

          5.   The Agreement and the
Notes have each been duly executed
and delivered by a duly authorized
officer of the Company and
constitute the legal, valid and
binding obligations of the Company
enforceable against the Company in
accordance with their respective
terms except to the extent
enforceability thereof may be
limited by applicable bankruptcy,
insolvency, reorganization,
moratorium and other laws of general
application relating to or affecting
the enforcement of creditors' rights
and by general equitable principles
including concepts of materiality,
reasonableness and good faith and
fair dealing; provided, further,
that no opinion is given that any
particular provision will be
enforceable by specific performance
or injunctive relief.

          6.   Assuming the accuracy
of the representations and
warranties set forth in the
Agreement, it is not necessary in
connection with the offering,
issuance, sale and delivery of the
Notes pursuant to the terms and
conditions set forth in the
Agreement to register the Notes
under the Securities Act of 1933, as
amended, or to qualify an indenture
in respect thereof under the Trust
Indenture Act of 1939, as amended.

          The foregoing opinions are
limited to the laws of the State of
Minnesota and the federal laws of
the United States of America and we
express no opinion with respect to
the laws of any other state or
jurisdiction.

          This opinion is furnished
by us as counsel to the Company and
is solely for your benefit and the
benefit of any Person which may
subsequently become a holder of the
Notes.  Winston & Strawn, as special
counsel to you, may rely on the
opinions set forth herein insofar as
they relate to the opinions being
given to you by such counsel in
connection with the Transaction
Documents.

Very truly yours,

HENSON & EFRON, P.A.

Exhibit C-2
    (to Note Purchase Agreement)

   [FORM OF OPINION OF WINSTON &
STRAWN]


          [Date of Issue]


Purchases Listed on Schedule I

Ladies and Gentlemen:

     We have acted as special
counsel to American United Life
Insurance Company, Employers Life
Insurance Company of Wausau, Knights
of Columbus, Lutheran Brotherhood,
Mutual of Omaha Insurance Company,
Nationwide Life Insurance Company,
The State Life Insurance Company,
United of Omaha Life Insurance
Company and West Coast Life
Insurance Company (collectively the
"Purchasers"), in connection with
the agreements referenced below.  In
our capacity as such special
counsel, we have examined originals,
or copies identified to our
satisfaction as being true copies,
of such records, documents and other
instruments as in our judgment are
necessary or appropriate to enable
us to render the opinions expressed
below.  These records, documents and
instruments included the following:

          (i)   that certain Note
Purchase Agreement dated as of
January 24, 1997 (the "Agreement")
between Pentair, Inc., a Minnesota
corporation (the "Company") and the
Purchasers;

          (ii)  that certain 6.99%
Senior Notes, Series A dated the
date hereof (the "Series A Notes")
issued by the Company to the
Purchasers;

          (iii) that certain 6.79%
Senior Notes, Series B dated the
date hereof (the "Series B Notes")
issued by the Company to the
Purchasers;

          (iv)  that certain 6.74%
Senior Notes, Series C dated the
date hereof (the "Series C Notes")
issued by the Company to the
Purchasers (the Series A Notes, the
Series B Notes and the Series C
Notes are herein collectively
referred to as the "Notes");

          (iv)  the other documents,
instruments and agreements executed
and delivered by the Company in
connection with the transactions
contemplated by the Agreement
(collectively, the "Other
Documents").

          The Agreement, the Notes
and the Other Documents are
collectively referred to herein as
the "Transaction Documents."
Capitalized terms used but not
defined herein shall have the
meanings ascribed to such terms in
the Agreement.

          We have been furnished
with, and with your consent have
relied upon, certificates of
officers of the Company with respect
to certain factual matters, and in
addition, we have obtained and
relied upon such certificates and
assurances from public officials as
we have deemed necessary.  In
stating our opinion, we have, with
your consent, assumed the
authenticity of all documents
submitted to us as originals, the
conformity to authentic original
documents of all documents submitted
to us as certified, conformed or
photostatic copies, and the
genuineness of all signatures on all
documents.

          We have investigated such
questions of law for the purpose of
rendering this opinion as we have
deemed necessary.  We are opining
herein as to the effect on the
subject transactions and the
Transaction Documents of only the
laws of the State of Illinois and
United States federal law and we
express no opinion with respect to
the laws of any other state or
jurisdiction.  We have, with your
permission, assumed for the purposes
of this opinion without
independently verifying the same,
that the laws of the State of
Minnesota are identical to the laws
of the State of Illinois and that
all the representations and
warranties in the Agreement are true
and correct.  As to all matters in
this opinion which are governed by
the laws of the State of Minnesota,
we have relied with your permission
solely on the opinion of Henson &
Efron, counsel to the Company,
delivered to you today in connection
with the Agreement.  Certain of the
opinions rendered herein are
qualified by the discussion
following the numbered paragraphs in
our opinion.

      On the basis of the foregoing,
and in reliance thereon, and subject
to the limitations, qualifications
and exceptions set forth below, we
are of the opinion that:

          1.    Based solely on the
certificate from the Secretary of
the State of Minnesota as to the
good standing of the Company which
is being delivered in connection
with the Agreement, the Company is a
corporation organized and in good
standing under the laws of the State
of Minnesota and has the corporate
power and authority and is duly
authorized to enter into and perform
the Agreement and to issue the Notes
and incur the indebtedness to be
evidenced thereby.

          2.    The Agreement and
the Notes have been duly authorized,
executed and delivered by the
Company and constitutes the legal,
valid and binding obligation of the
Company enforceable against the
Company in accordance with its
terms.

          3.    Assuming the
accuracy of the representations and
warranties set forth in the
Agreement, it is not necessary in
connection with the offering,
issuance, sale and delivery of the
Notes pursuant to the terms and
conditions set forth in the
Agreement to register the Notes
under the Securities Act of 1933, as
amended, or to qualify an indenture
in respect thereof under the Trust
Indenture Act of 1939, as amended.

          In connection with the
above, we wish to point out that the
provisions of any agreement which
permits the Purchasers to take
actions or make determinations may
be subject to a requirement that
such actions be taken or such
determinations be made in a
commercially reasonable manner and
in good faith.

          Our opinions herein are
based upon a review of and relate
only to those (i) federal and
Illinois statutes, rules, regula
-tions, governmental consents,
approvals, authorizations, registra
-tions, declarations and filings
which, in our experience, are
normally applicable to transactions
of the type contemplated by the
Transaction Documents and (ii)
federal and Illinois statutes,
rules, regulations, governmental
consents, approvals, authoriza
-tions, registrations, declarations
and filings applicable to corpo
-rations generally.

          Our opinions are subject
to (i) applicable bankruptcy,
insolvency, fraudulent conveyance
and transfer, limitations upon
dividends generally, reorganization,
moratorium or similar laws and
judicial decisions affecting
creditors' rights generally, (ii)
general principles of equity
(regardless of whether such
enforcement is sought in a
proceeding at law or in equity) and
the discretion of the court before
which any proceeding therefor may be
brought, and (iii) public policy
considerations or court decisions
which may limit the rights of any
Purchaser to obtain indemnification,
injunctive relief or other equitable
remedies.  We express no opinion of
any kind with respect to the
enforceability of provisions in the
Agreement whereby the Company waives
claims against any Purchasers based
on such party's exercise of remedies
or rights other than in accordance
with applicable law, as to the
enforceability of any provision
imposing the payment of interest on
interest, as to the enforceability
of cumulative remedies to the extent
such cumulative remedies purport to
or would have the effect of
compensating the party entitled to
the benefits thereof in amounts in
excess of the actual loss suffered
by such party, or as to the
enforceability of provisions of the
Agreement to the effect that
provisions thereof may only be
waived in writing may not be valid,
binding or enforceable to the extent
that an oral agreement or an implied
agreement by trade practice or
course of conduct has been created
modifying any provision of such
documents.  We call to your
attention that certain other rights,
remedies and waivers contained in
the Agreement may be rendered
ineffective, or limited by,
applicable laws or judicial
decisions governing such provisions,
but such laws and judicial decisions
do not, in our opinion, make the
Agreement inadequate for the
practical realization of the
benefits provided by the Agreement.

          To the extent that the
obligations of the Company may be
dependent upon such matters, we
assume for purposes of this opinion
that each person who is a party to
any of the Transaction Documents or
any other agreements referred to in
this opinion (other than the
Company) is duly organized, validly
existing and in good standing under
the law of its jurisdiction of
organization or is otherwise
competent to execute any agreement
to which it is a party; that each of
such Transaction Documents or any
other agreements has been duly
authorized, executed and delivered
by each such person (other than the
Company) a party thereto and
constitutes or will constitute the
valid and binding obligation of each
such person (other than the Company)
enforceable in accordance with their
respective terms; and that each such
person (other than the Company) has
the requisite organizational power
and authority to perform its
obligations under such Transaction
Documents or any other agreements.
Except as expressly covered in this
opinion, we are not expressing any
opinion as to the effect of any such
person's compliance with any state
or federal laws or regulations
applicable to the transactions
because of the nature of such
person's business.

          Whenever our opinion with
respect to the existence or absence
of facts is based on our knowledge
or awareness, we are referring to
the actual knowledge of Winston &
Strawn attorneys who have
represented the Purchasers during
the course of our limited
representation of such parties in
connection with the Transaction
Documents.  Except as expressly set
forth herein, we have not undertaken
any independent investigation to
determine the existence or absence
of any facts and no inference as to
our knowledge concerning any facts
should be drawn as a result of the
limited representation of the
parties undertaken by us.

          This opinion is rendered
only to the addresses hereof and is
solely for their benefit in
connection with the above
transactions.  This opinion may not
be relied upon for any other
purpose, or relied upon by any other
person, firm or corporation for any
purpose without our prior written
consent.  The opinions expressed
herein are expressed as of the date
hereof without any undertaking to
amend or supplement this opinion
letter to take into account any
change in law or facts or otherwise
after the date hereof.


                                   Very truly yours,


                                   WINSTON & STRAWN